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                                                                     Exhibit 3.0


                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                        AMERICAN REALTY INVESTORS, INC.

     FIRST: The name of the Corporation is AMERICAN REALTY INVESTORS, INC.
     ------
(hereinafter the "Corporation").

     SECOND:  The address of the registered office of the Corporation in the
     ------
State of Nevada is: 6100 Neil Road, Suite 500, Reno, Nevada 89520. The name of the registered agent of the Corporation at such address is The Corporate Trust Company of Nevada.

     THIRD:  The Corporation may engage in any lawful activity.
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     FOURTH:
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A.    Authorized Shares.
      -----------------

     The total number of shares of all classes which the Corporation shall have authority to issue is 150,000,000 shares, of which 100,000,000 shares, par value $0.01 per share, shall be of a class designated "Common Stock," and 50,000,000 shares, par value $2.00 per share, shall be of a class designated "Preferred Stock."

B.    Capital Stock.
      -------------

     1. The Board of Directors of the Corporation (the "Board of Directors") is authorized, subject to applicable law and the provisions of this Article
                                                                    -------
FOURTH, to provide for the issuance from time to time in one or more series of
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any number of shares of Preferred Stock, and, by filing a certificate pursuant to the Nevada Revised Statutes ("NRS"), to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

     (a) the distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

     (b) the dividend rate or rates on the shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

     (c) the voting powers, full or limited, if any, of shares of such
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series, and under what conditions, if any, the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a class for the election of one or more directors of the Corporation in case of dividend arrearages or other specified events or upon other matters;

      (d) whether the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including, but not limited to, the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

      (e) the rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates;

      (f) whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series, including, but not limited to, the price or prices at which the shares may be purchased or redeemed, or to other corporate purposes and the terms and provisions relative to the operation thereof;

      (g) whether the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or classes, or of any other series of the same class, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

      (h) whether the issuance of additional shares of Preferred Stock shall be subject to restrictions as to issuance, or as to the powers, preferences or other rights of any other series;

      (i) the right of the shares of such series to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding stock of the Corporation; and

      (j) any other preferences, privileges and powers, and relative participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors

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may deem advisable and as shall not be inconsistent with applicable law or the provisions of these Restated Articles of Incorporation, as amended from time to time.

      2. Shares of Preferred Stock which have been issued and reacquired in any manner by the Corporation (excluding, until the Corporation elects to retire them, shares which are held as treasury shares, but including shares redeemed, shares purchased and retired and shares which have been converted into shares of Common Stock) shall have the status of authorized but unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as a part of another series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock.

      3. Except as otherwise provided by the resolution or resolutions providing for the issuance of any series of Preferred Stock, after payment shall have been made to the holders of Preferred Stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issuance of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

      4. Except as otherwise provided by the resolution or resolutions providing for the issuance of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of Preferred Stock of the full amounts to which they shall be entitled pursuant to such resolution or resolutions, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

      5. The holders of Preferred Stock shall not have any preemptive rights except to the extent such rights shall be specifically provided for in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors.

      6. Of the 50,000,000 shares of Preferred Stock authorized, the Board of Directors has designated the following: (i) 15,000,000 as Series A Preferred Stock, (ii) 80,000 as Series B Preferred Stock, (iii) 231,750 as Series C Preferred Stock, (iv) 91,000 as Series D Preferred Stock and (v) 500,000 as Series E Preferred Stock. Following is a description of the rights and preferences of each of the series A, B, C, D and E Preferred Stock.

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 C.  Series A Preferred Stock.
     ------------------------

      1.  Designation and Amount.  The shares of such series shall be designated
          ----------------------
as "Series A Cumulative Convertible Preferred Stock" (the "Series A Preferred Stock") and each share of the Series A Preferred Stock shall have a par value of $2.00 per share and a preference on liquidation as specified in Section C.6 of this Article FOURTH. The number of shares constituting the Series A Preferred
     --------------
Stock shall be 15,000,000. Such number of shares may be increased or decreased by the Board of Directors by filing articles of amendment as provided in the NRS; provided, that no decrease shall reduce the number of shares of Series A
     --------
Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants; provided further, that no increase in the
                             ----------------
authorized amount of shares constituting Series A Preferred Stock shall be made without the prior written consent of the holders of a majority of shares of Series A Preferred Stock then outstanding voting separately as a class.

      2.  Dividends and Distributions.
          ---------------------------

      (a) The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors and to the extent permitted under the NRS, out of funds legally available for the purpose and in preference to and with priority over dividends upon all Junior Securities (as defined in Section C.6 of this Article FOURTH), quarterly cumulative dividends
                               --------------
payable in arrears in cash on the fifteenth day following the end of each calendar quarter (each such date being referred to herein as a "Quarterly Dividend Payment Date"), in an amount per share (rounded to the next highest cent) equal to 10% per annum of the Adjusted Liquidation Value, as determined immediately prior to the beginning of such calendar quarter assuming each year consists of 360 days and each quarter consists of 90 days. The term "Adjusted Liquidation Value" shall mean Liquidation Value (as defined in Section C.6 of this Article FOURTH) plus all accrued and unpaid dividends through the
     --------------
applicable date.

      (b) Dividends shall commence accruing cumulatively on outstanding shares of the Series A Preferred Stock from the date of the first issuance of Series A Preferred Stock to and including the date on which the Redemption Price (as defined in Section C.9(a) of this Article FOURTH) of such shares is paid,
                                  --------------
whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of such dividends. Dividends for the first Quarterly Dividend Payment Date shall accrue and shall be payable for a period of 45 days. Dividends payable on each Quarterly Dividend Payment Date shall be dividends accrued and unpaid

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through the last Business Day (as defined in Section C.3(a) of this Article
                                                                    -------
FOURTH) of the immediately preceding calendar month. The Board of Directors may
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fix a record date for the determination of holders of shares of Series A
Preferred Stock entitled to receive payment of a dividend or distribution declared thereon other than a quarterly dividend paid on the Quarterly Dividend Payment Date immediately after such dividend accrued; which record date shall be not more than 50 days prior to the date fixed for the payment thereof.

      (c) So long as any shares of the Series A Preferred Stock are outstanding, the Corporation will not make, directly or indirectly, any distribution (as such term is defined in the NRS) in respect of Junior Securities unless, on the date specified for measuring distributions, (i) all accrued dividends on the Series A Preferred Stock for all past quarterly dividend periods have been paid in full and the full amount of accrued dividends for the then current quarterly dividend period has been paid or declared and a sum sufficient for the payment thereof set apart and (ii) after giving effect to such distribution (x) the Corporation would not be rendered unable to pay its debts as they become due in the usual course of business and (y) the Corporation's total assets would not be less than the sum of its total liabilities plus the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of the Series A Preferred Stock as provided in these Restated Articles of Incorporation. Dividends shall not be paid (in full or in part) or declared and set apart for payment (in full or in part) on any series of Preferred Stock (including the Series A Preferred Stock) for any dividend period unless all dividends, in the case dividends are being paid in full on the Series A Preferred Stock, or a ratable portion of all dividends (i.e., so that the amount paid on each share of each series of
           ----
Preferred Stock as a percentage of total accrued and unpaid dividends for all periods with respect to each such share is equal), in the case dividends are not being paid in full on the Series A Preferred Stock, have been or are, contemporaneously, paid and declared and set apart for payment on all outstanding series of Preferred Stock (including the Series A Preferred Stock) entitled thereto for each dividend period terminating on the same or earlier date. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred Stock, such payment will be distributed ratably among the then holders of Series A Preferred Stock so that an equal amount is paid with respect to each outstanding share.

      3.  Conversion Rights.
          -----------------

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      (a) The Series A Preferred Stock may be converted at any time and from time to time in whole or in part after the earliest to occur of (i) August 15, 2003, (ii) the first Business Day, if any, occurring after a Quarterly Dividend Payment Date on which dividends equal to or in excess of 5% of the Liquidation Value (i.e., $0.50 per share) are accrued and unpaid, or (iii) the Corporation
       ----
becomes obligated to mail a statement pursuant to Section C.3(g)(iv) of this

Article FOURTH, at the option of the holders thereof, in accordance with Section
--------------
C.3(d) of this Article FOURTH at the Conversion Price (as defined below in
               --------------
Section C.3(d) of this Article FOURTH) into fully paid and nonassessable Common
                       --------------
Stock by dividing (x) the Adjusted Liquidation Value for such share of Series A Preferred Stock as of the date of conversion by (y) the Conversion Price;

provided, however, that as to any shares of Series A Preferred Stock which shall
--------  -------
have been called for redemption, the right of conversion shall terminate at the close of business on the second full Business Day (unless otherwise provided, "Business Day" herein shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in Dallas, Texas are authorized or obligated by law or executive order to remain closed) prior to the date fixed for redemption. Notwithstanding anything to the contrary herein provided, the Corporation may elect to redeem the shares of Series A Preferred Stock sought to be converted hereunder instead of issuing shares of Common Stock in replacement thereof in accordance with the provisions of Section C.3(d) of this Article
                                                                    -------
FOURTH.
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      (b) For purposes of this Section C.3, the term "Conversion Price" shall be and mean the amount obtained (rounded upward to the next highest cent) by multiplying (i) 0.9 by (ii) the simple average of the daily closing price of the Common Stock for the twenty Business Days ending on the last Business Day of the calendar week immediately preceding the date of conversion on the New York Stock Exchange or, if the shares of Common Stock are not then being traded on the New York Stock Exchange, then on the principal stock exchange (including, without limitation, the Nasdaq Stock Market's National Market or Nasdaq Small Cap) on which such Common Stock is then listed or admitted to trading as determined by the Corporation (the "Principal Stock Exchange") or, if the Common Stock is not then listed or admitted to trading on a Principal Stock Exchange, the average of the last reported closing bid and asked prices on such days in the over-the-counter market or, if no such prices are available, the fair market value per share of the Common Stock, as determined by the Board of Directors in its sole discretion. The Conversion Price shall not be subject to any adjustment as a result of the issuance of any additional shares of Common Stock by the Corporation for any purpose, except for stock splits (whether accomplished by stock dividend or otherwise). For purposes of calculating the Conversion Price, the term "Business Day" shall mean a day on which the exchange looked to for purposes of determining the Conversion Price is open for business or, if no such exchange, the term "Business Day" shall have the meaning given such term in Section C.3(a) of this Article FOURTH.
                       --------------

      (c) Upon any conversion, fractional shares of Common Stock shall not be issued but any fractions shall be adjusted by the delivery of one additional share of Common Stock in lieu of any cash. Any accrued but unpaid dividends shall be convertible into shares of Common Stock as provided for in this Section C.3. The Corporation shall pay all issue taxes, if any, incurred in respect to the issuance of Common Stock on conversion; provided, however, that
                                                       --------  -------
the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such Common Stock in names other than those in which the Series A Preferred Stock surrendered for conversion may stand.

      (d) Any conversion of Series A Preferred Stock into Common Stock shall be made by the surrender to the Corporation, at the office of the Corporation set forth in Section C.12 of this Article FOURTH or at the office of the transfer
                              --------------
agent for such shares, of the certificate or certificates representing the Series A Preferred Stock to be converted, duly endorsed or assigned (unless such endorsement or assignment be waived by the Corporation), together with a written request for conversion. The Corporation shall either (i) issue as of the date of receipt by the Corporation of such surrender shares of Common Stock calculated as provided above and evidenced by a stock certificate delivered to the holder as soon as practicable after the date of such surrender or (ii) within two Business Days after the date of such surrender advise the holder of the Series A Preferred Stock that the Corporation is exercising its option to redeem the Series A Preferred Stock pursuant to Section C.3(a) of this Article
                                                                       -------
FOURTH, in which case the Corporation shall have 30 days from the date of such
------
surrender to pay to the holder cash in an amount equal to the Conversion Price for each share of Series A Preferred Stock so redeemed. The date of surrender of any Series A Preferred Stock shall be the date of receipt by the Corporation or its agent of such surrendered shares of Series A Preferred Stock.

      (e) A number of authorized shares of Common Stock sufficient to provide for the conversion of the Series A Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved for such conversion. If the Corporation shall propose to issue any securities or to make any change in its capital structure which would change the number of shares of Common Stock into which each share of Series A Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved for conversion of the outstanding Series A Preferred Stock on the new basis.

      (f) The term "Common Stock" shall mean stock of the class designated as Common Stock of the Corporation on the date hereof or stock of any class or classes resulting from any reclassification or reclassifications thereof, the right of which to share in distributions of both earnings and assets is without limitation in the articles of incorporation of the Corporation, including these Restated Articles of Incorporation, as to any fixed amount or percentage and which are not subject to redemption; provided, that if at any time there shall
                                     --------
be more than one such resulting class, the shares of each such class then issuable on conversion of the Series A Preferred Stock shall be substantially in the proportion which the total number of shares of stock of each such class resulting from all such reclassifications bears to the total number of shares of stock of all such classes resulting from all such reclassifications.

      (g) In case the Corporation shall propose at any time before all shares of the Series A Preferred Stock have been redeemed by or converted into Common Stock of the Corporation:

           (i) to pay any dividend on the Common Stock outstanding payable in Common Stock or to make any other distribution, other than cash dividends to the holders of the Common Stock outstanding; or

           (ii) to offer for subscription to the holders of the Common Stock outstanding any additional shares of any class or any other rights or options; or

           (iii) to effect any re-classification or recapitalization of the Common Stock outstanding involving a change in the Common Stock, other than a subdivision or combination of the Common Stock outstanding; or

           (iv) to merge or consolidate with or into any other corporation (unless the Corporation is the surviving entity and holders of Common Stock continue to hold such Common Stock without modification and without receipt of any additional consideration), or to sell, lease, or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

then, in each such case, the Corporation shall mail to the holders of record of each of the shares of Series A Preferred Stock at their last known addresses as shown by the Corporation's records a statement, signed by an officer of the Corporation, with respect to the proposed action, such statement to be so mailed at least 30 days prior to the date of the taking of such action or the record date for holders of the Common Stock for the purposes thereof, whichever is earlier. If such statement relates to any proposed action referred to in clauses (iii) or (iv) of this Section C.3(g), it shall set forth such facts with respect thereto as shall reasonably be necessary to inform the holders of the Series A Preferred Stock as to the effect of such action upon the conversionrights of such holders.

      4.  Voting Rights and Powers. The holders of shares of Series A Preferred
          ------------------------
Stock shall have only the following voting rights:

      (a) Except as may otherwise be specifically required by law or otherwise provided herein, the holders of the shares of Series A Preferred Stock shall not have the right to vote such stock, directly or indirectly, at any meeting of the stockholders of the Corporation, and such shares of stock shall not be counted in determining the total number of outstanding shares to constitute a quorum at any meeting of stockholders;

      (b) In the event that, under the circumstances, the holders of the Series A Preferred Stock are required by law to vote upon any matter, the approval of such series shall be deemed to have been obtained only upon the affirmative vote of the holders of a majority of the shares of the Series A Preferred Stock then outstanding;

      (c) Except as set forth herein, or as otherwise provided by the Articles of Incorporation or by law, holders of the Series A Preferred Stock shall have no voting rights and their consent shall not be required for the taking of any corporate action;

      (d) Notwithstanding anything herein to the contrary, if and whenever at any time or times all or any portion of the dividends on Series A Preferred Stock for any six quarterly dividends, whether or not consecutive, shall be in arrears and unpaid, then and in any such event, the number of directors constituting the Board of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting separately as a class, shall be entitled at the next annual meeting of stockholders, or at a special meeting of holders of Series A Preferred Stock called as hereinafter provided, to elect two directors to fill such newly created directorships. Each holder shall be entitled to one vote in such election for each share of Series A Preferred Stock held. At such time as all arrearages in dividends on the Series A Preferred Stock shall have been paid in full and dividends thereon for the current quarterly period shall have been paid or declared and a sum sufficient for the payment thereof set aside, then (i) the voting rights of holders of Series A Preferred Stock described in this Section C.3(d) shall cease (subject always to revesting of such voting rights in the event of each and every similar future arrearages in quarterly dividends), (ii) the term of the directors then in office as a result of the voting rights described in this Section C.3(d) shall terminate and (iii) the number of directors shall be reduced by the number of directors then in office elected pursuant to this Section C.3(d). A vacancy in the class of directors elected pursuant to this Section C.3(d) shall be filled by a director chosen by the remaining directors of the class, unless such vacancy is filled pursuant to the final sentence of Section C.3(g) of this Article FOURTH;
                                                         --------------

      (e) At any time when the voting right described in Section C.3(d) of this

Article FOURTH shall have vested and shall remain in the holders of Series A
--------------
Preferred Stock, such voting right may be exercised initially either at a special meeting of holders of Series A Preferred Stock or at any annual or special stockholders' meeting called for the purpose of electing directors, but thereafter it shall be exercised only at annual stockholders' meetings. If such voting right shall not already have been initially exercised, the Secretary of the Corporation may, and upon the written request of the holders of record of at least 10% of the shares of Series A Preferred Stock then outstanding shall, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing two directors pursuant to Section C.3(d) of this Article FOURTH, and
                                                          --------------
notice thereof shall be given to the holders of

Series A Preferred Stock in the same manner as that required to be given to holders of the Common Stock for the annual meeting of stockholders. Such meeting shall be held at the earliest practicable date upon the notice required for special meetings of stockholders of the Corporation, or, if none, at a time and place designated by the Secretary of the Corporation.

      (f) At any meeting held for the purpose of electing directors at which the holders of Series A Preferred Stock shall have the right to elect directors as provided in Section C.3(d) of this Article FOURTH, the presence in person or by
                                   --------------
proxy of the holders of at least 35% of the then outstanding shares of Series A Preferred Stock shall be required and be sufficient to constitute a quorum of Series A Preferred Stock for the election of directors by Series A Preferred Stock, and the vote of the holders of a majority of such shares so present in person or by proxy at any such meeting at which there shall be such a quorum shall be required and be sufficient to elect the members of the Board of Directors which the holders of Series A Preferred Stock are entitled to elect as hereinabove provided. At any such meeting or adjournment thereof, (i) the absence of a quorum of the holders of Series A Preferred Stock shall not prevent the election of directors other than the directors to be elected by the holders of Series A Preferred Stock and (ii) in the case of holders of Series A Preferred Stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class, if constituting less than a quorum as hereinabove provided, shall have the power to adjourn the meeting for the election of the directors that the holders of such class are entitled to elect, from time to time until a quorum shall be present, and notice of such adjourned meeting need not be given unless otherwise required by law, provided that nothing herein shall affect the conduct of the meeting with respect to stockholders of any other class.

      (g) Any director who shall have been elected or appointed pursuant to Section C.4(d) of this Article FOURTH shall hold office for a term expiring
                       --------------
(subject to the earlier termination of the default in quarterly dividends) at the next annual meeting of stockholders, and during such term may be removed at any time, either with or without cause, only by the affirmative vote of the holders of record of a majority of the shares of Series A Preferred Stock then outstanding at a special meeting of such stockholders called for such purpose. Any vacancy created by such removal may also be filled at such meeting.

      (h) So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of record of two-thirds of the outstanding shares of Series A Preferred Stock, amend its articles of incorporation, including these Restated Articles of Incorporation, or bylaws if such amendment would materially alter or change the existing terms of the Series A Preferred Stock.

      5.  Reacquired Shares.  Any shares of Series A Preferred Stock purchased
          -----------------
or otherwise acquired by the Corporation in any manner whatsoever or surrendered for conversion hereunder shall no longer be deemed to be outstanding and all rights with respect to such shares of stock, including the right, if any, to receive notices and to vote, shall forthwith cease except, in the case of stock surrendered for conversion hereunder, rights of the holders thereof to receive Common Stock in exchange therefor. All shares of Series A Preferred Stock obtained by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any certificates of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

      6.  Liquidation, Dissolution or Winding Up.  The Liquidation Value of the
          --------------------------------------
Series A Preferred Stock shall be $10.00 per share. Upon any liquidation, dissolution or winding up of the Corporation, and after paying and providing for the payment of all creditors of the Corporation, the holders of shares of the Series A Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any "Junior Securities" (defined to be and mean the Common Stock and any other equity security of any kind which the Corporation at any time has issued, issues or is authorized to issue if the Series A Preferred Stock has priority over such securities as to dividends or upon liquidation, dissolution or winding up), to receive a liquidation preference in an amount in cash equal to the Adjusted Liquidation Value as of the date of such payment, whether such liquidation is voluntary or involuntary, and the holders of the Series A Preferred Stock shall not be entitled to any other or further distributions of the assets. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the net assets available for distribution shall be insufficient to permit payment to the holders of all outstanding shares of all series of Preferred Stock of the amount to which they respectively shall be entitled, then the assets of the Corporation to be distributed to such holders will be distributed ratably among them based upon the amounts payable on the shares of each such series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up, as the case may be, in proportion to the full preferential amounts, together with any and all arrearages to which they are respectively entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to holders of Junior Securities, including Common Stock, of the Corporation. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 20 nor more than 50 days prior to the payment date stated therein to each record holder of Series A Preferred Stock. Neither the consolidation nor merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of less than all or substantially all of its assets, nor a reduction in the capital stock of the Corporation, nor the purchase or redemption by the Corporation of any shares of its Preferred Stock or Common Stock or any other class of its stock will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section C.6.

      7.  Ranking.  Except as provided in the following sentence, the Series A
          -------
Preferred Stock shall rank on a parity as to dividends and upon liquidation, dissolution or winding up with all other shares of Preferred Stock issued by the Corporation. The Corporation shall not issue any shares of Preferred Stock of any series which are superior to the Series A Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up of the Corporation as long as any shares of the Series A Preferred Stock are issued and outstanding, without the prior written consent of the holders of at least 66-2/3% of such shares of Series A Preferred Stock then outstanding voting separately as a class.

      8.  Redemption at the Option of the Holder.  The shares of Series A
          --------------------------------------
Preferred Stock shall not be redeemable at the option of a holder of Series A Preferred Stock.

      9.  Redemption at the Option of the Corporation.
          -------------------------------------------

      (a) In addition to the redemption right of the Corporation set forth in Section C.3(a) of this Article FOURTH, the Corporation shall have the right to
                       --------------
redeem all or a portion of the Series A Preferred Stock issued and outstanding at any time and from time to time, at its option, for cash. The redemption price of the Series A Preferred Stock pursuant to this Section C.9 shall be an amount per share (the "Redemption Price") equal to 103% of the Adjusted Liquidation Value as of the Redemption Date.

      (b) The Corporation may redeem all or a portion of any holder's shares of Series A Preferred Stock by giving such holder not less than 20 days nor more than 30 days notice thereof prior to the date on which the Corporation desires such shares to be redeemed, which date shall be a Business Day (the "Redemption Date"). Such notice shall be written and shall be hand delivered or mailed, postage prepaid, to the holder (the "Redemption Notice"). The Redemption Notice, once given, shall be irrevocable. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, postage prepaid, addressed to the holder of shares of Series A Preferred Stock at his address as it appears on the stock transfer records of the Corporation. The Redemption Notice shall state (i) the total number of shares of Series A Preferred Stock held by such holder; (ii) the total number of shares of the holder's Series A Preferred Stock that the Corporation intends to redeem; (iii) the Redemption Date and the Redemption Price; and (iv) the place at which the holder(s) may obtain payment of the applicable Redemption Price upon surrender of the share certificate(s).

      (c) If fewer than all shares of the Series A Preferred Stock at any time outstanding shall be called for redemption, such shares shall be redeemed pro rata, by lot drawn or other manner deemed fair in the sole discretion of the Board of Directors to redeem one or more such shares without redeeming all such shares of Series A Preferred Stock. If a Redemption Notice shall have been so mailed, at least two Business Days prior to the Redemption Date the Corporation shall provide for payment of a sum sufficient to redeem the applicable number of shares of Series A Preferred Stock subject to redemption either by (i) setting aside the sum required to be paid as the Redemption Price by the Corporation, separate and apart from its other funds, in trust for the account of the holder(s) of the shares of Series A Preferred Stock to be redeemed or (ii) depositing such sum in a bank or trust company (either located in the state where the principal executive office of the Corporation is maintained, such bank or trust company having a combined surplus of at least $20,000,000 according to its latest statement of condition, or such other bank or trust company as may be permitted hereby or by law) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay, on or after the Redemption Date, the applicable Redemption Price on surrender of certificates evidencing the share(s) of Series A Preferred Stock so called for redemption and, in either event, from and after the Redemption Date (v) the share(s) of Series A Preferred Stock shall be deemed to be redeemed, (w) such setting aside or deposit shall be deemed to constitute full payment for such shares(s), (x) such share(s) so redeemed shall no longer be deemed to be outstanding, (y) the holder(s) thereof shall cease to be a stockholder of the Corporation with respect to such share(s), and (z) such holder(s) shall have no rights with respect thereto except the right to receive the Redemption Price for the applicable shares. Any interest on the funds so deposited shall be paid to the Corporation. Any and all such redemption deposits shall be irrevocable except to the following extent: any funds so deposited which shall not be required for the redemption of any shares of Series A Preferred Stock because of any prior sale or purchase by the Corporation other than through the redemption process, subsequent to the date of deposit but prior to the Redemption Date, shall be repaid to the Corporation forthwith and any balance of the funds so deposited and unclaimed by the holder(s) of any shares of Series A Preferred Stock entitled thereto at the expiration of one calendar year from the Redemption Date shall be repaid to the Corporation upon its request or demand therefor, and after any such repayment of the holder(s) of the share(s) so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. All shares of Series A Preferred Stock redeemed shall be canceled and retired and no shares shall be issued in place thereof, but such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

      (d) Holders whose shares of Series A Preferred Stock have been redeemed hereunder shall surrender the certificate or certificates representing such shares, duly endorsed or assigned (unless such endorsement or assignment be waived by the Corporation), to the Corporation by mail, courier or personal delivery at the Corporation's principal executive office or other location so designated in the Redemption Notice, and upon the Redemption Date the Redemption Price shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event fewer than all of the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares.

      10.  Transfer Restrictions.  The Corporation and American Realty Trust,
           ---------------------
Inc., a Georgia corporation ("ART"), have entered into that certain Agreement and Plan of Reorganization pursuant to which ART Acquisition Corp., a Georgia corporation that is a wholly owned subsidiary of the Corporation, will merge (the "Merger") into ART. Pursuant to the Merger, shareholders of ART will exchange their ART stock for stock of the Corporation in a transaction intended to be treated for federal income tax purposes as a transaction described in
Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). ART is a partner in certain partnerships with unitholders whose units ("Units") are currently exchangeable for ART preferred stock and after the Merger will be exchangeable for Series A Preferred Stock. Holders of shares of Series A Preferred Stock who acquired such stock (i) pursuant to the Merger or (ii) within six months after the effective date of the Merger as a result of an exchange of one or more Units for such shares of stock of the Corporation, may not sell, transfer or otherwise dispose of such shares prior to the second anniversary of the Merger, and any attempt to effect such sale, transfer or disposition will be void ab initio, unless (i) the transferor obtains the
                    ---- -- ------
express written consent of the Corporation to effect such transfer, (ii) both the transferor and the transferee represent to the Corporation that there were no discussions prior to the Merger concerning the proposed transfer and there was no binding commitment or agreement (whether written or oral) prior to the Merger to effect such transfer, (iii) the transferor represents that, at the time of the Merger, it had no plan or intention to sell, transfer or otherwise dispose of the Series A Preferred Stock it received pursuant to the Merger or upon an exchange of Units and (iv) the transferor delivers to the Corporation an opinion of a reputable tax counsel, acceptable to the Corporation, that such transfer will not have an adverse impact on the ability of the Merger to be treated as part of a transaction that satisfies the requirements of Section 351 of the Code.

      11. Sinking Fund.  The Corporation shall not be required to maintain any
          ------------
so-called "sinking fund" for the retirement on any basis of the Series A Preferred Stock.

      12. Fractional Shares.  The Series A Preferred Stock may be issued in
          -----------------
fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of shares of Series A Preferred Stock.

      13. Notice.  Any notice or request made to the Corporation in connection
          ------
with the Series A Preferred Stock shall be given, and shall conclusively be deemed to have been given and received three Business Days following deposit thereof in writing, in the U.S. mails, certified mail, return receipt requested, duly stamped and addressed to the Corporation, to the attention of its General Counsel, at its principal executive offices (which shall be deemed to be the address most recently provided to the Securities and Exchange Commission ("SEC") as its principal executive offices for so long as the Corporation is required to file reports with the SEC).

 D.  Series B Preferred Stock.
     ------------------------

      1.  Designation and Amount.  The shares of such series shall be designated
          ----------------------
as "Series B Cumulative Convertible Preferred Stock" (the "Series B Preferred Stock") and each share of the Series B Preferred Stock shall have a par value of $2.00 per share and a preference on liquidation as specified in Section D.7 of this Article FOURTH. The number of shares constituting the Series B Preferred
     --------------
Stock shall be 80,000. Such number of shares may be increased or decreased by the Board of Directors by filing articles of amendment as provided in the NRS;

provided, that no decrease shall reduce the number of shares of Series B
--------
Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants.

      2.  Dividends and Distributions.
          ---------------------------

      (a) The holders of shares of Series B Preferred Stock, in preference to the holders of Common Stock and of any Junior Securities (as defined in Section
D.6 of this Article FOURTH) and with such exceptions, if any, as set forth
            --------------
below, shall be entitled to receive, when, as, and if declared by the Board of Directors and to the extent permitted under the NRS, out of funds legally available for the purpose and in preference to and with priority over dividends upon all Junior Securities, quarterly dividends payable in cash on the last Business Day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to 11% per annum of the Liquidation Value (as defined in Section D.6 of this Article FOURTH, but excluding from such Liquidation Value
                       --------------
any accrued and unpaid dividends and distributions thereon), assuming each year consists of 360 days and each quarter consists of 90 days.

      (b) Dividends shall begin to accrue (but not compound) cumulatively on outstanding shares of the Series B Preferred Stock from the date of issue of such shares to and including the date on which the Redemption Price (as defined in Section D.9(a) of this Article FOURTH) of such shares is paid, whether or not
                          --------------
such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of such dividends. For purposes of this Section D.2, the date on which the Corporation initially issues any share of Series B Preferred Stock is its date of issuance, regardless of the number of times a transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates that may be issued to evidence such share (whether by reason of transfer of such share or for any other reason). Accrued but unpaid dividends shall not accrue dividends and shall not accrue interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding upon which dividends have accrued. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 50 days prior to the date fixed for the payment thereof.

      (c) So long as any shares of the Series B Preferred Stock are outstanding, the Corporation will not make, directly or indirectly, any distribution (as such term is defined in the NRS) in respect of Junior Securities unless on the date specified for measuring distributions, (i) all accrued dividends on the Series B Preferred Stock for all past quarterly dividend periods have been paid in full and the full amount of accrued dividends for the then current quarterly dividend period has been paid or declared and a sum sufficient for the payment thereof set apart, and (ii) after giving effect to such distribution (x) the Corporation would not be rendered unable to pay its debts as they become due in the usual course of business, and (y) the Corporation's total assets would not be less than the sum of its total liabilities plus the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of the Series B Preferred Stock as provided in these Restated Articles of Incorporation. Dividends shall not be paid (in full or in part) or declared and set apart for payment (in full or in part) on any series of Preferred Stock (including the Series B Preferred Stock) for any dividend period unless all dividends, in the case dividends are being paid in full on the Series B Preferred Stock, or a ratable portion of all dividends, in the case dividends are not being paid in full on the Series B Preferred Stock, have been or are, contemporaneously, paid and declared and set apart for payment on all outstanding series of Preferred Stock entitled thereto for each dividend period terminating on the same or earlier date. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, such payment will be distributed ratably among the then holders of Series B Preferred Stock so that an equal amount is paid with respect to each outstanding share.

      (d) Any dividend payment required to be made by the Corporation hereunder but made by Basic Capital Management, Inc. ("Basic") to holders of the Series B Preferred Stock pursuant to the terms of the Unpaid Preferred Return and Dividend Guaranty made by Basic in favor of holders of the Class A Units (as those terms are defined in the Second Amended and Restated Agreement of Limited Partnership of Valley Ranch Limited Partnership (the "Partnership Agreement")) shall be treated by each recipient thereof as payment by the Corporation of such dividend and shall, after the expiration of any applicable preference period established by applicable bankruptcy laws, terminate the liability of the Corporation for payment thereof, but shall not be considered as paid by the Corporation for purposes of applying any restrictions on the payment of dividends by the Corporation under these Restated Articles of Incorporation or under applicable law.

      3.  Conversion Rights.
          -----------------

      (a) The Series B Preferred Stock may be converted at any time at the option of the holders thereof, upon 30 days prior written notice to the Corporation in accordance with Section D.12 of this Article FOURTH and according
                                                    --------------
to the Conversion Schedule (as defined below) at the Conversion Price (as defined below) in the manner hereinafter provided, into fully paid and nonassessable Common Stock by multiplying the number of shares of Series B Preferred Stock (which number with respect to any one conversion shall be no less than 1,000 or all shares of Series B Preferred Stock held by any holder thereof, whichever is less) to be converted by $100.00 and adding all accrued and unpaid dividends on such Preferred Stock to the date of conversion and dividing the sum by the Conversion Price; provided, however, that as to any
                                          --------  -------
shares of Series B Preferred Stock which shall have been called for redemption, the right of conversion shall terminate at the close of business on the second full Business Day prior to the date fixed for redemption and that, on the earlier of (i) the commencement of any liquidation, dissolution or winding up of the Corporation by the filing with the Secretary of the State of Nevada or with a federal bankruptcy court or (ii) the adoption by the stockholders of the Corporation of any resolution authorizing the commencement thereof, the right of conversion shall terminate.

      (b) For purposes of this Section D.3, the following terms shall have the meanings ascribed below:

           (i) "Conversion Schedule" shall be and mean the schedule below, which sets forth the maximum percentage of the number of shares of Series B Preferred Stock that each holder of Series B Preferred Stock may convert at those certain future dates (which number with respect to any one conversion shall be no less than 1,000 or all shares of Series B Preferred Stock held by any holder thereof, whichever is less), which total number of shares so convertible by each holder (the "Convertible Shares") shall be calculated based on the sum of (x) the total number of shares of Series B Preferred Stock then held by such holder, (y) with respect to holders that are also the Class A Limited Partners (as defined in the Partnership Agreement), the total number of shares of Series B Preferred Stock (excluding the shares described in clause (x)) which such holder would be entitled to hold if such holder fully exercised its right to exchange its Class A Units (as defined in the Partnership Agreement) for shares of Series B Preferred Stock in accordance with the terms of the Exchange Agreement (as defined in the Partnership Agreement) and (z) the total number of shares of Series B Preferred Stock already converted by such holder:

               (A) up to 50% of the original number of Convertible Shares of each holder at any time; and

               (B) up to an additional 50% of the original number of Convertible Shares of each holder beginning as of November 4, 2001, and thereafter.

           (ii) "Conversion Price" shall be and mean the amount obtained (rounded upward to the next cent) by multiplying 0.8 and the simple average of the daily closing price of the Common Stock for the twenty Business Days ending on the last Business Day of the calendar week immediately preceding the date of conversion on the Principal Stock Exchange or, if the Common Stock is not then listed or admitted to trading on a Principal Stock Exchange, the average of the last reported closing bid and asked prices on such days in the over-the-counter market or, if no such prices are available, the fair market value of the Common Stock, as determined by the Board of Directors in its sole discretion. The Conversion Price shall not be subject to any adjustment as a result of the issuance of any additional shares of Common Stock by the Corporation for any purpose. For purposes of calculating the Conversion Price, the term "Business Day" shall mean a day on which the exchange looked to for purposes of determining the Conversion Price is open for business or, if no such exchange, the term "Business Day" shall have the meaning given such term in Section C.3(a) of this Article
                                                                      -------
     FOURTH.
     ------

      (c) Upon any conversion, fractional shares of Common Stock shall not be issued but any fractions shall be adjusted by the delivery of one additional share of Common Stock in lieu of any cash unless the Board of Directors shall determine to adjust by the issuance of fractional scrip certificates or in some other manner. Any accrued but unpaid dividends shall be convertible into shares of Common Stock as provided for in Section D.3 of this Article FOURTH. The
                                                       --------------
Corporation shall pay all issue taxes, if any, incurred in respect to the issuance of Common Stock on conversion; provided, however, that the Corporation
                                        --------  -------
shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such Common Stock in names other than those in which the Series B Preferred Stock surrendered for conversion may stand.

      (d) Any conversion of Series B Preferred Stock into Common Stock shall be made by the surrender to the Corporation, at the office of the Corporation set forth in Section D.12 of this Article FOURTH, of the certificate or certificates
                              --------------
representing the Series B Preferred Stock to be converted, duly endorsed or assigned (unless such endorsement or assignment be waived by the Corporation), together with a written request for conversion.

      (e) A number of authorized shares of Common Stock sufficient to provide for the conversion of the Series B Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved for such conversion. If the Corporation shall propose to issue any securities or to make any changes in its capital structure which would change the number of shares of Common Stock into which each share of Series B Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved for conversion of the outstanding Series B Preferred Stock on the new basis.

     (f) The term "Common Stock" shall mean stock of the class designated as Common Stock of the Corporation on the date hereof or stock of any class or classes resulting from any reclassification or reclassifications thereof, the right of which to share in distributions of both earnings and assets is without limitation in the articles of incorporation of the Corporation, including these Restated Articles of Incorporation, as to any fixed amount or percentage and which are not subject to redemption; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then issuable on conversion of the Series B Preferred Stock shall be substantially in the proportion which the total number of shares of stock of each such class resulting from all such reclassifications bears to the total number of shares of stock of all such classes resulting from all such reclassifications.

     (g) In the case the Corporation shall propose at any time before all shares of the Series B Preferred Stock have been redeemed by or converted into Common Stock:

        (i) to pay any dividend on the Common Stock outstanding payable in Common Stock or to make any other distribution, other than cash dividends to the holders of the Common Stock outstanding; or

        (ii) to offer for subscription to the holders of the Common Stock outstanding any additional shares of any class or any other rights or options; or

        (iii) to effect any re-classification or recapitalization of the Common Stock outstanding involving a change in the Common Stock, other than a subdivision or combination of the Common Stock outstanding; or

        (iv) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

then, in each such case, the Corporation shall mail to the holders of record of each of the shares of Series B Preferred Stock at their last known addresses as shown by the Corporation's records a statement, signed by an officer of the Corporation, with respect to the proposed action, such statement to be so mailed at least 30 days prior to the date of the taking of such action or the record date for holders of the Common Stock for the purposes thereof, whichever is earlier. If such statement relates to any proposed action referred to in clauses
(iii) or (iv) of this Section D.3(g), it shall set forth such facts with respect thereto as shall reasonably be necessary to inform the holders of the

Series B Preferred Stock as to the effect of such action upon the conversion rights of such holders.

     4.  Voting Rights and Powers. The holders of shares of Series B Preferred
         ------------------------
Stock shall have only the following voting rights:

     (a) Except as may otherwise be specifically required by law or otherwise provided herein, the holders of the shares of Series B Preferred Stock shall not have the right to vote such stock, directly or indirectly, at any meeting of the stockholders of the Corporation, and such shares of stock shall not be counted in determining the total number of outstanding shares to constitute a quorum at any meeting of stockholders;

     (b) In the event that, under the circumstances, the holders of the Series B Preferred Stock are required by law to vote upon any matter, the approval of such series shall be deemed to have been obtained only upon the affirmative vote of the holders of a majority of the shares of the Series B Preferred Stock then outstanding;

     (c) Except as set forth herein, or as otherwise provided by these Restated Articles of Incorporation or by law, holders of the Series B Preferred Stock shall have no special voting rights and their consent shall not be required for the taking of any corporate action.

     5.  Reacquired Shares. Any shares of Series B Preferred Stock purchased or
         -----------------
otherwise acquired by the Corporation in any manner whatsoever or surrendered for conversion hereunder shall no longer be deemed to be outstanding and all rights with respect to such shares of stock, including the right, if any, to receive notices and to vote, shall forthwith cease except, in the case of stock surrendered for conversion hereunder, rights of the holders thereof to receive Common Stock in exchange therefor. All shares of Series B Preferred Stock obtained by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any certificates of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     6.  Liquidation, Dissolution or Winding Up. Upon any liquidation,
         --------------------------------------
dissolution or winding up of the Corporation, and after paying and providing for the payment of all creditors of the Corporation, the holders of shares of the Series B Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any "Junior Securities" (defined to be and mean the Common Stock and any other equity security of any kind which the Corporation at any time has issued, issues or is authorized to issue if the Series B Preferred Stock has priority over such securities as to dividends or upon liquidation, dissolution or winding up), to receive a liquidation preference in an amount in cash equal to $100.00 per share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Liquidation Value"), whether such liquidation is voluntary or involuntary, and the holders of the Series B Preferred Stock shall not be entitled to any other or further distributions of the assets. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the net assets available for distribution shall be insufficient to permit payment to the holders of all outstanding shares of all series of Preferred Stock of the amount to which they respectively shall be entitled, then the assets of the Corporation to be distributed to such holders will be distributed ratably among them based upon the amounts payable on the shares of each such series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up, as the case may be, in proportion to the full preferential amounts, together with any and all arrearages to which they are respectively entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to holders of Junior Securities, including Common Stock, of the Corporation. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 20 nor more than 50 days prior to the payment date stated therein to each record holder of Series B Preferred Stock. Neither the consolidation nor merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor a reduction in the capital stock of the Corporation, nor the purchase or redemption by the Corporation of any shares of its Preferred Stock or Common Stock or any other class of its stock will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section D.6.

     7.  Ranking. The Series B Preferred Stock shall rank on a parity as to
         -------
dividends and upon liquidation, dissolution or winding up with all other shares of Preferred Stock issued by the Corporation; provided, however, that the Corporation shall not issue any shares of Preferred Stock of any series which are superior to the Series B Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up of the Corporation as long as any shares of the Series B Preferred Stock are issued and outstanding, without the prior written consent of the holders of a majority of such shares of Series B Preferred Stock then outstanding voting separately as a class.

     8.  Redemption at the Option of the Holder. The shares of Series B
         --------------------------------------
Preferred Stock shall not be redeemable at the option of a holder of Series B Preferred Stock.

     9.  Redemption at the Option of the Corporation.
         -------------------------------------------

     (a) The Corporation shall have the right to redeem all or a portion of the Series B Preferred Stock issued and outstanding at any time and from time to time. The redemption price of the Series B Preferred Stock shall be an amount per share equal to the Liquidation Value (the "Redemption Price").

     (b) The Corporation may redeem all or a portion of any holder's shares of Series B Preferred Stock by giving such holder not less than 20 days nor more than 60 days notice thereof prior to the date on which the Corporation desires such shares to be redeemed, which date shall be a Business Day (the "Redemption Date"). Such notice shall be written and shall be hand delivered or mailed, postage prepaid, to the holder (the "Redemption Notice"). If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, postage prepaid, addressed to the holder of shares of Series B Preferred Stock at his address as it appears on the stock transfer records of the Corporation. The Redemption Notice shall state: (i) the total number of shares of Series B Preferred Stock held by such holder; (ii) the total number of shares of the holder's Series B Preferred Stock that the Corporation intends to redeem; (iii) the Redemption Date and the Redemption Price; and (iv) the place at which the holder(s) may obtain payment of the applicable Redemption Price upon surrender of the share certificate(s).

     (c) If fewer than all shares of the Series B Preferred Stock at any time outstanding shall be called for redemption, such shares shall be redeemed pro rata, by lot drawn or other manner deemed fair in the sole discretion of the Board of Directors to redeem one or more such shares without redeeming all such shares of Series B Preferred Stock. If such Redemption Notice shall have been so mailed, on or before the Redemption Date the Corporation may provide for payment of a sum sufficient to redeem the applicable number of shares of Series B Preferred Stock called for redemption either (i) by setting aside the sum required to be paid as the Redemption Price by the Corporation, separate and apart from its other funds, in trust for the account of the holder(s) of the shares of Series B Preferred Stock to be redeemed or (ii) by depositing such sum in a bank or trust company (either located in the state where the principal executive office of the Corporation is maintained, such bank or trust company having a combined surplus of at least $20,000,000 according to its latest statement of condition, or such other bank or trust company as may be permitted hereby or by law) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay, on or after the Redemption Date, the applicable Redemption Price on surrender of certificates evidencing the share(s) of Series B Preferred Stock so called for redemption and, in either event, from and after the Redemption Date
(v) the share(s) of Series B Preferred Stock shall be deemed to be redeemed, (w) such setting aside or deposit shall be deemed to constitute full payment for such share(s), (x) such share(s) so redeemed shall no longer be deemed to be outstanding, (y) the holder(s) thereof shall cease to be a stockholder of the Corporation with respect to such share(s), and (z) such holder(s) shall have no rights with respect thereto except the right to receive their proportionate share of the funds set aside pursuant hereto or deposited upon surrender of their respective certificates. Any interest on the funds so deposited shall be paid to the Corporation. Any and all such redemption deposits shall be irrevocable except to the following extent: any funds so deposited which shall not be required for the redemption of any shares of Series B Preferred Stock because of any prior sale or purchase by the Corporation other than through the redemption process, subsequent to the date of deposit but prior to the Redemption Date, shall be repaid to the Corporation forthwith and any balance of the funds so deposited and unclaimed by the holder(s) of any shares of Series B Preferred Stock entitled thereto at the expiration of one calendar year from the Redemption Date shall be repaid to the Corporation upon its request or demand therefor, and after any such repayment of the holder(s) of the share(s) so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. In addition to the redemption under this Section D.9, the Corporation may redeem or repurchase shares of the Series B Preferred Stock from any holder(s) thereof who consents in writing to any such consented redemption. All shares of Series B Preferred Stock redeemed shall be canceled and retired and no shares shall be issued in place thereof, but such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

     (d) On or before the Redemption Date, the holder who shall redeem such Series B Preferred Stock hereunder shall surrender the certificate or certificates representing such shares to the Corporation by mail, courier or personal delivery at the Corporation's principal executive office or other location so designated in the Redemption Notice, and upon the Redemption Date the Redemption Price shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event fewer than all of the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares.

     (e) If the Redemption Notice is not withdrawn prior to one Business Day before the Redemption Date, and if on or prior to the Redemption Date the Redemption Price is either paid or made available for payment, then notwithstanding that the certificates evidencing any of the shares of the Series B Preferred Stock so called for redemption have not been surrendered, (i) all rights with respect to such shares shall forthwith after the Redemption Date cease and terminate, to the full extent permitted by applicable law, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor, and (ii) to the full extent permitted by applicable law, such shares shall no longer be deemed outstanding for any purpose.

     10.  Transfer Restrictions. Pursuant to the Merger (as defined in Section
          ---------------------
C. 10 of this Article FOURTH), shareholders of ART will exchange their ART stock for stock of the Corporation in a transaction intended to be treated for federal income tax purposes as a transaction described in Section 351 of the Code. ART is a partner in certain partnerships with unitholders whose Units are currently exchangeable for ART preferred stock and after the Merger will be exchangeable for Series B Preferred Stock. Holders of shares of Series B Preferred Stock who acquired such stock (i) pursuant to the Merger or (ii) within six months after the effective date of the Merger as a result of an exchange of one or more Units for such shares of stock of the Corporation, may not sell, transfer or otherwise dispose of such shares prior to the second anniversary of the Merger, and any attempt to effect such sale, transfer or disposition will be void ab initio, unless (i) the transferor obtains the express written consent of the Corporation to effect such transfer, (ii) both the transferor and the transferee represent to the Corporation that there were no discussions prior to the Merger concerning the proposed transfer and there was no binding commitment or agreement (whether written or oral) prior to the Merger to effect such transfer, (iii) the transferor represents that, at the time of the Merger, it had no plan or intention to sell, transfer or otherwise dispose of the Series B Preferred Stock it received pursuant to the Merger or upon an exchange of Units and (iv) the transferor delivers to the Corporation an opinion of a reputable tax counsel, acceptable to the Corporation, that such transfer will not have an adverse impact on the ability of the Merger to be treated as part of a transaction that satisfies the requirements of Section 351 of the Code.

     11.  Sinking Fund.  The Corporation shall not be required to maintain
          -------------
any so-called "sinking fund" for the retirement on any basis of the Series B Preferred Stock.

     12.  Fractional Shares. The Series B Preferred Stock may be issued in
          -----------------
fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of shares of Series B Preferred Stock.

     13.  Notice. Any notice or request made to the Corporation in connection
          ------
with the Series B Preferred Stock shall be given, and shall conclusively be deemed to have been given and received three Business Days following deposit thereof in writing, in the U.S. mails, certified mail, return receipt requested, duly stamped and addressed to the Corporation, to the attention of its General Counsel, at its principal executive offices (which shall be deemed to be the address most recently provided to the SEC as its principal executive offices for so long as the Corporation is required to file reports with the SEC).

E.   Series C Preferred Stock.
     ------------------------

     1.  Designation and Amount. The shares of such series shall be designated
         ----------------------
as "Series C Cumulative Convertible Preferred Stock" (the "Series C Preferred Stock") and each share of the Series C Preferred Stock shall have a par value of $2.00 per share and a preference on liquidation as specified in Section E.6 of this Article FOURTH. The number of shares constituting the Series C Preferred Stock shall be 231,750. Such number of shares may be increased or decreased by the Board of Directors by filing articles of amendment as provided in the NRS; provided, however, that no increase shall be allowed without the express written consent of all of the holders of shares of Series C Preferred Stock then issued and outstanding, and that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants.

     2.  Dividends and Distributions.
         ---------------------------
     (a) The holders of shares of Series C Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors and to the extent permitted under the NRS, out of funds legally available for the purpose and in preference to and with priority over dividends upon all "Junior Securities" (as defined in Section E.6 of this Article FOURTH), quarterly cumulative dividends payable in arrears in cash on the first day of each calendar quarter, unless such day is a Saturday, Sunday or holiday, in which case such dividends shall be payable on the next succeeding business day (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount per share (rounded to the next highest cent) equal to (i) 8% per annum during the period from issuance to June 30, 2000; (ii) 9% per annum during the period from July 1, 2000 to June 30, 2001; and (iii) 10% per annum from July 1, 2001 and thereafter of the Adjusted Liquidation Value, as determined immediately prior to the beginning of such calendar quarter assuming each year consists of 360 days and each quarter consists of 90 days. The term "Adjusted Liquidation Value" shall mean Liquidation Value (as defined in Section E.G of this Article FOURTH) plus all accrued and unpaid dividends thereon through the applicable date.

     (b) Dividends shall commence accruing cumulatively on outstanding shares of the Series C Preferred Stock from the date of issuance of such shares to and including the date on which the Redemption Price (as defined in Section E.9(a) of this Article FOURTH) of such shares is paid, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of such dividends. For purposes of this Section E.2, the date on which the Corporation has issued any share of Series C Preferred Stock is its date of issuance, regardless of the number of times a transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates that may be issued to evidence such share (whether by reason of transfer of such share or for any other reason). Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of dividends at the time accrued and payable on such shares shall be allocated among the holders of such shares in proportion to their respective Unpaid Accrual Amounts, where for this purpose the "Unpaid Accrual Amount" of a holder of shares of Series C Preferred Stock at any time equals the total of accrued unpaid dividends on all such shares held by such holder. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon other than a quarterly dividend paid on the Quarterly Dividend Payment Date immediately after such dividend accrued; which record date shall be not more than 50 days prior to the date fixed for the payment thereof.

     (c) So long as any shares of the Series C Preferred Stock are outstanding, the Corporation will not make, directly or indirectly, any distribution (as such term is defined in the NRS) in respect of Junior Securities unless on the date specified for measuring such distribution, (i) all accrued dividends on the Series C Preferred Stock for all past quarterly dividend periods have been paid in full and the full amount of accrued dividends for the then current quarterly dividend period has been paid or declared and a sum sufficient for the payment thereof set apart and (ii) after giving effect to such distribution (x) the Corporation would not be rendered unable to pay its debts as they become due in the usual course of business and (y) the Corporation's total assets would not be less than the sum of its total liabilities plus the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of the Series C Preferred Stock as provided in these Restated Articles of Incorporation. Dividends shall not be paid (in full or in part) or declared and set apart for payment (in full or in part) on any series of Preferred Stock (including the Series C Preferred Stock) for any dividend period unless all dividends, in the case dividends are being paid in full on the Series C Preferred Stock, or a ratable portion of all dividends (i.e., so that the amount paid on each share of each series of Preferred Stock as a percentage of total accrued and unpaid dividends for all periods with respect to each such share is equal), in the case dividends are not being paid in full on the Series C Preferred Stock, have been or are, contemporaneously, paid and declared and set apart for payment on all outstanding series of Preferred Stock (including the Series C Preferred Stock) entitled thereto for each dividend period terminating on the same or earlier date. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series C Preferred Stock, such payment will be distributed ratably among the then holders of Series C Preferred Stock so that an equal amount is paid with respect to each outstanding share.

     3.  Conversion Rights.
         ------------------

     (a) The Series C Preferred Stock may be converted in such amounts and at such times as are set forth below, at the option of the holders thereof, in accordance with Section E.3(d) of this Article FOURTH at the Conversion Price (as defined in Section E.3(b) of this Article FOURTH) into fully paid and nonassessable Common Stock of the Corporation by dividing (i) the Adjusted Liquidation Value for such shares of Series C Preferred Stock as of the date of conversion by (ii) the Conversion Price; provided, however, that as to any shares of Series C Preferred Stock which shall have been called for redemption pursuant to Section E.9 of this Article FOURTH, the right of conversion shall terminate upon receipt by the holder of the notice of redemption from the Corporation; and provided further, however, that on the earlier of (w) the commencement of any liquidation, dissolution or winding up of the Corporation by the filing with the Secretary of State of the State of Nevada or with a federal bankruptcy court, (x) the adoption by the stockholders of the Corporation of any resolution authorizing the commencement thereof, (y) the dividends on the Series C Preferred Stock have not been declared in the amount of the dividend preference as of the first business day of any calendar quarter, or, if declared, have not been paid by the fifth business day of such quarter, or (z) the Corporation is acquired in a merger or similar transaction, the right of conversion shall be immediately accelerated for all shares of Series C Preferred Stock issued and then outstanding, irrespective of the conversion schedule set forth below. Notwithstanding anything to the contrary herein provided, the Corporation may elect to redeem the shares of Series C Preferred Stock sought to be converted, pursuant to Section E.9 of this Article FOURTH, instead of issuing shares of Common Stock in replacement thereof in accordance with the provisions of Section E.3(d) of this Article FOURTH. The Series C Preferred Stock may be converted in the following amounts, at any time on or after the respective dates (each, a "Conversion Date"): (A) 25,000 shares on or after December 31, 2000;
(B) 25,000 shares on or after June 30, 2002; (C) 25,000 shares on or after June 30, 2003; (D) 25,000 shares on or after December 31, 2005; and (E) all remaining outstanding shares on or after December 31, 2006. The number of shares of Series C Preferred Stock each holder thereof shall be entitled to convert on or after each Conversion Date shall be determined by (1) dividing the total number of shares of Series C Preferred Stock held by such holder on such Conversion Date by the total number of shares of Series C Preferred Stock outstanding on such Conversion Date, and (2) multiplying such amount obtained in (1) by the number of shares of Series C Preferred Stock convertible on or after such Conversion Date pursuant to the schedule set forth above less the total number of shares of Series C Preferred Stock previously converted pursuant to this Section E.3 (a).

     (b) For purposes of this Section E.3, the term "Conversion Price" shall be and mean the amount obtained (rounded upward to the next highest cent) by multiplying (i) 0.9 by (ii) the simple average of the daily closing price of the Common Stock for the twenty Business Days ending on the last Business Day of the calendar week immediately preceding the date of conversion on the Principal Stock Exchange or, if the Common Stock is not then listed or admitted to trading on a Principal Stock Exchange, the average of the last reported closing bid and asked prices on such days in the over-the-counter market or, if no such prices are available, the fair market value per share of the Common Stock, as determined by the Board of Directors in its sole discretion. The Conversion Price shall not be subject to any adjustment as a result of the issuance of any additional shares of Common Stock by the Corporation for any purpose, except for stock splits (whether accomplished by stock dividends or otherwise) or reverse stock splits occurring during the 20 Business Days referenced in the calculation of the Conversion Price. For purposes of calculating the Conversion Price, the term "Business Day" shall mean a day on which the exchange looked to for purposes of determining the Conversion Price is open for business or, if no such exchange, the term "Business Day" shall have the meaning given such term in Section C.3(a) of this Article FOURTH.

     (c) Upon any conversion, fractional shares of Common Stock shall not be issued but any fractions shall be adjusted by the delivery of one additional share of Common Stock in lieu of any cash. Any accrued but unpaid dividends shall be convertible into shares of Common Stock as provided for in this Section E.3(c). The Corporation shall pay all issue taxes, if any, incurred in respect to the issuance of Common Stock on conversion; provided, however, that the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such Common Stock in names other than those in which the Series C Preferred Stock surrendered for conversion may stand.

     (d) Any conversion of Series C Preferred Stock into Common Stock shall be made by the surrender to the Corporation, at the office of the Corporation set forth in Section E.12 of this Article FOURTH or at the office of the transfer agent for such shares, of the certificate or certificates representing the Series C Preferred Stock to be converted, duly endorsed or assigned (unless such endorsement or assignment be waived by the Corporation), together with a written request for conversion. The Corporation shall either (i) issue, as of the date of receipt by the Corporation of such surrender, shares of Common Stock calculated as provided above and evidenced by a stock certificate delivered to the holder as soon as practicable after the date of such surrender or (ii) within two Business Days after the date of such surrender advise the holder of the Series C Preferred Stock that the Corporation is exercising its option to redeem the Series C Preferred Stock pursuant to Section E.9 of this Article FOURTH, in which case the Corporation shall have 30 days from the date of such surrender to pay to the holder cash in an amount equal to the Redemption Price for each share of Series C Preferred Stock so redeemed. The date of surrender of any Series C Preferred Stock shall be the date of receipt by the Corporation or its agent of such surrendered shares of Series C Preferred Stock.

     (e) A number of authorized shares of Common Stock sufficient to provide for the conversion of the Series C Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved for such conversion. If the Corporation shall propose to issue any securities or to make any change in its capital structure which would change the number of shares of Common Stock into which each share of

Series C Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved for conversion of the outstanding Series C Preferred Stock on the new basis.

     (f) The term "Common Stock" shall mean stock of the class designated as Common Stock of the Corporation on the date the Series C Preferred Stock is created or stock of any class or classes resulting from any reclassification or reclassifications thereof, the right of which to share in distributions of both earnings and assets is without limitation in the articles of incorporation of the Corporation, including these Restated Articles of Incorporation, as to any fixed amount or percentage and which are not subject to redemption; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then issuable on conversion of the Series C Preferred Stock shall be substantially in the proportion which the total number of shares of stock of each such class resulting from all such reclassifications bears to the total number of shares of stock of all such classes resulting from all such reclassifications.

     (g) In case the Corporation shall propose at any time before all shares of the Series C Preferred Stock have been redeemed by or converted into Common
Stock:

        (i) to pay any dividend on the Common Stock outstanding payable in Common Stock or to make any other distribution, other than cash dividends to the holders of the Common Stock outstanding; or

        (ii) to offer for subscription to the holders of the Common Stock outstanding any additional shares of any class or any other rights or options; or

        (iii) to effect any re-classification or recapitalization of the Common Stock outstanding involving a change in the Common Stock, other than a subdivision or combination of the Common Stock outstanding; or

        (iv) to merge or consolidate with or into any other corporation
     (unless the Corporation is the surviving entity and holders of Common Stock continue to hold such Common Stock without modification and without receipt of any additional consideration), or to sell, lease, or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

then, in each such case, the Corporation shall mail to the holders of record of each of the shares of Series C Preferred Stock at their last known addresses as shown by the Corporation's records a statement, signed by an officer of the Corporation, with respect to the proposed action, such statement to be so mailed at least 30 days prior to the date of the taking of such action or the record date for holders of the Common Stock for the purposes thereof, whichever is earlier. If such statement relates to any proposed action referred to in clauses (iii) or (iv) of this Section E.3(g), it shall set forth such facts with respect thereto as shall reasonably be necessary to inform the holders of the Series C Preferred Stock as to the effect of such action upon the conversion rights of such holders.

     4.  Voting Rights and Powers. The holders of shares of Series C Preferred
         ------------------------
Stock shall have only the following voting rights:

     (a) Except as may otherwise be specifically required by or otherwise provided herein, the holders of the shares of Series C Preferred Stock shall not have the right to vote such stock, directly or indirectly, at any meeting of the stockholders of the Corporation, and such shares of stock shall not be counted in determining the total number of outstanding shares to constitute a quorum at any meeting of stockholders;

     (b) In the event that, under the circumstances, the holders of the Series C Preferred Stock are required by law to vote upon any matter, the approval of such series shall be deemed to have been obtained only upon the affirmative vote of the holders of a majority of the shares of the Series C Preferred Stock then outstanding;

     (c) Except as set forth herein, or as otherwise provided by these Restated Articles of Incorporation or by law, holders of the Series C Preferred Stock shall have no special voting rights and their consent shall not be required for the taking of any corporate action.

     5.  Reacquired Shares. Any shares of Series C Preferred Stock purchased or
         -----------------
otherwise acquired by the Corporation in any manner whatsoever or surrendered for conversion hereunder shall no longer be deemed to be outstanding and all rights with respect to such shares of stock, including the right, if any, to receive notices and to vote, shall forthwith cease except, in the case of stock surrendered for conversion hereunder, rights of the holders thereof to receive Common Stock in exchange therefor. All shares of Series C Preferred Stock obtained by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any certificates of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     6.  Liquidation, Dissolution or Winding Up. The Liquidation Value of the
         ---------------------------------------
Series C Preferred Stock shall be $100.00 per share. Upon any liquidation, dissolution or winding up of the Corporation, and after paying and providing for the payment of all creditors of the Corporation, the holders of shares of the Series C Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any "Junior Securities" (defined to be and mean the Common Stock and any other equity security of any kind which the Corporation at any time has issued, issues or is authorized to issue if the Series C

Preferred Stock has priority over such securities as to dividends or upon liquidation, dissolution or winding up), to receive a liquidation preference in an amount in cash equal to the Adjusted Liquidation Value as of the date of such payment, whether such liquidation is voluntary or involuntary, and the holders of the Series C Preferred Stock shall not be entitled to any other or further distributions of the assets. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the net assets available for distribution shall be insufficient to permit payment to the holders of all outstanding shares of all series of Preferred Stock of the amount to which they respectively shall be entitled, then the assets of the Corporation to be distributed to such holders will be distributed ratably among them based upon the amounts payable on the shares of each such series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up, as the case may be, in proportion to the full preferential amounts, together with any and all arrearages to which they are respectively entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to holders of Junior Securities, including Common Stock, of the Corporation. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 20 nor more than 50 days prior to the payment date stated therein, to each record holder of Series C Preferred Stock. Neither the consolidation nor merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of less than all or substantially all of its assets, nor a reduction in the capital stock of the Corporation, nor the purchase or redemption by the Corporation of any shares of its Preferred Stock or Common Stock or any other class of its stock will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section E.6.

     7.  Ranking. Except as provided in the following sentence, the Series C
         -------
Preferred Stock shall rank on a parity as to dividends and upon liquidation, dissolution or winding up with all other shares of Preferred Stock issued by the Corporation. The Corporation shall not issue any shares of Preferred Stock of any series which are superior to the Series C Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up of the Corporation as long as any shares of the Series C Preferred Stock are issued and outstanding, without the prior written consent of the holders of a majority of such shares of Series C Preferred Stock then outstanding voting separately as a class.

     8.  Redemption at the Option of the Holder. The shares of Series C
         --------------------------------------
Preferred Stock shall not be redeemable at the option of a holder of Series C Preferred Stock.

     9.  Redemption at the Option of the Corporation.
         -------------------------------------------

     (a) In addition to the redemption right of the Corporation set forth in Section E.3(a) of this Article FOURTH, the Corporation shall have the right to redeem all or a portion of the Series C Preferred Stock issued and outstanding at any time and from time to time, at its option, for cash. The redemption price of the Series C Preferred Stock pursuant to this Section 9 shall be an amount per share equal to the sum of (i) (v) 104% of Liquidation Value during the period from issuance through December 31, 2000; (w) 103% of the Liquidation Value during the period from January 1, 2001 through December 31, 2001; (x) 102% of Liquidation Value during the period from January 1, 2002 through December 31, 2002; (y) 101% of Liquidation Value during the period from January 1, 2003 through December 31, 2003; and (z) 100% of Liquidation Value from January 1, 2004 and thereafter, and (ii) all accrued and unpaid dividends thereon through the date of such redemption (the "Redemption Price").

     (b) The Corporation may redeem all or a portion of any holder's shares of Series C Preferred Stock by giving such holder not less than 20 days nor more than 30 days notice thereof prior to the date on which the Corporation desires such shares to be redeemed, which date shall be a Business Day (the "Redemption Date"). Such notice shall be written and shall be hand delivered or mailed, postage prepaid, to the holder (the "Redemption Notice"). If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, postage prepaid, addressed to the holder of shares of Series C Preferred Stock at his address as it appears on the stock transfer records of the Corporation. The right of the Corporation to redeem shares of Series C Preferred Stock shall remain effective notwithstanding prior receipt by the Corporation of notice by any holder of Series C Preferred Stock of such holder's intent to convert shares of Series C Preferred Stock in accordance with Section E.3 of this Article FOURTH, provided that the Redemption Notice is given on or prior to the second Business Day following the date of surrender of shares made to convert said shares to Common Stock. The Redemption Notice shall state (i) the total number of shares of Series C Preferred Stock held by such holder; (ii) the total number of shares of the holder's Series C Preferred Stock that the Corporation intends to redeem; (iii) the Redemption Date and the Redemption Price; and (iv) the place at which the holder(s) may obtain payment of the applicable Redemption Price upon surrender of the share certificate(s).

     (c) If fewer than all shares of the Series C Preferred Stock at any time outstanding shall be called for redemption, such shares shall be redeemed pro rata, by lot drawn or other manner deemed fair in the sole discretion of the Board of Directors to redeem one or more such shares without redeeming all such shares of Series C Preferred Stock. If a Redemption Notice shall have been so mailed, at least two Business Days prior to the Redemption Date the Corporation shall provide for payment of a sum sufficient to redeem the applicable number of shares of Series C Preferred Stock subject to redemption either by (i) setting aside the sum required to be paid as the Redemption Price by the Corporation, separate and apart from its other funds, in trust for the account of the holder(s) of the shares of Series C Preferred Stock to be redeemed or

(ii) depositing such sum in a bank or trust company (either located in the state where the principal executive office of the Corporation is maintained, such bank or trust company having a combined surplus of at least $20,000,000 according to its latest statement of condition, or such other bank or trust company as may be permitted hereby or by law) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay, on or after the Redemption Date, the applicable Redemption Price on surrender of certificates evidencing the share(s) of Series C Preferred Stock so called for redemption and, in either event, from and after the Redemption Date (v) the share(s) of Series C Preferred Stock shall be deemed to be redeemed, (w) such setting aside or deposit shall be deemed to constitute full payment for such shares(s), (x) such share(s) so redeemed shall no longer be deemed to be outstanding, (y) the holder(s) thereof shall cease to be a stockholder of the Corporation with respect to such share(s), and (z) such holder(s) shall have no rights with respect thereto except the right to receive the Redemption Price for the applicable shares. Any interest on the funds so deposited shall be paid to the Corporation. Any and all such redemption deposits shall be irrevocable except to the following extent: any funds so deposited which shall not be required for the redemption of any shares of Series C Preferred Stock because of any prior sale or purchase by the Corporation other than through the redemption process, subsequent to the date of deposit but prior to the Redemption Date, shall be repaid to the Corporation forthwith and any balance of the funds so deposited and unclaimed by the holder(s) of any shares of Series C Preferred Stock entitled thereto at the expiration of one calendar year from the Redemption Date shall be repaid to the Corporation upon its request or demand therefor, and after any such repayment of the holder(s) of the share(s) so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. All shares of Series C Preferred Stock redeemed shall be canceled and retired and no shares shall be issued in place thereof, but such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.


     (d) Holders whose shares have been redeemed hereunder shall surrender the certificate or certificates representing such shares, duly endorsed or assigned (unless such endorsement or assignment be waived by the Corporation), to the Corporation by mail, courier or personal delivery at the Corporation's principal executive office or other location so designated in the Redemption Notice, and upon the Redemption Date the Redemption Price shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event fewer than all of the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares.

     10.  Transfer Restrictions. Pursuant to the Merger (as defined in Section
          ---------------------
C.10 of this Article FOURTH), shareholders of ART will exchange their ART stock for stock of the Corporation in a transaction intended to be treated for federal income tax purposes as a transaction described in Section 351 of the Code. ART is a partner in certain partnerships with unitholders whose Units are currently exchangeable for ART preferred stock and after the Merger will be exchangeable for Series C Preferred Stock. Holders of shares of Series C Preferred Stock who acquired such stock (i) pursuant to the Merger or (ii) within six months after the effective date of the Merger as a result of an exchange of one or more Units for such shares of stock of the Corporation, may not sell, transfer or otherwise dispose of such shares prior to the second anniversary of the Merger, and any attempt to effect such sale, transfer or disposition will be void ab initio, unless (i) the transferor obtains the express written consent of the Corporation to effect such transfer, (ii) both the transferor and the transferee represent to the Corporation that there were no discussions prior to the Merger concerning the proposed transfer and there was no binding commitment or agreement (whether written or oral) prior to the Merger to effect such transfer, (iii) the transferor represents that, at the time of the Merger, it had no plan or intention to sell, transfer or otherwise dispose of the Series C Preferred Stock it received pursuant to the Merger or upon an exchange of Units and (iv) the transferor delivers to the Corporation an opinion of a reputable tax counsel, acceptable to the Corporation, that such transfer will not have an adverse impact on the ability of the Merger to be treated as part of a transaction that satisfies the requirements of Section 351 of the Code.

     11.  Sinking Fund. The Corporation shall not be required to maintain any
          ------------
so-called "sinking fund" for the retirement on any basis of the Series C Preferred Stock.

     12.  Fractional Shares. The Series C Preferred Stock may be issued in
          -----------------
fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of shares of Series C Preferred Stock.

     13.  Notice. Any notice or request made to the Corporation in connection
          ------
with the Series C Preferred Stock shall be given, and shall conclusively be deemed to have been given and received three Business Days following deposit thereof in writing, in the U.S. mails, certified mail, return receipt requested, duly stamped and addressed to the Corporation, to the attention of its General Counsel, at its principal executive offices (which shall be deemed to be the address most recently provided to the SEC as its principal executive offices for so long as the Corporation is required to file reports with the SEC).

F.   Series D Preferred Stock.
     ------------------------

     1.  Designation and Amount. The shares of such series shall be designated
         ----------------------
as "Series D Cumulative Preferred Stock" (the "Series D Preferred Stock") and each share of the Series D Preferred Stock shall have a par value of $2.00 per share and a preference on liquidation as specified in Section F.5 of this Article FOURTH. The number of shares constituting the Series D Preferred Stock shall be 91,000. Such number of shares may be increased or decreased by the Board of Directors by filing articles of amendment as provided in the NRS; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants.

     2.  Dividends and Distributions.
         ---------------------------
     (a) The holders of shares of Series D Preferred Stock, in preference to the holders of Common Stock and of any Junior Securities (as defined in Section F.5 of this Article FOURTH) and with such exceptions, if any, as set forth below, shall be entitled to receive, when, as, and if declared by the Board of Directors and to the extent permitted under the NRS, out of funds legally available for the purpose and in preference to and with priority over dividends upon all Junior Securities, quarterly dividends payable in cash on the last day of March, June, September and December in each year (or if such day is not a Business Day on the next following Business Day) (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the date of issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to 9.50% per annum of the Liquidation Value (as defined in Section F.5 of this Article FOURTH, but excluding from such Liquidation Value any accrued and unpaid dividends and distributions thereon), assuming each year consists of 360 days and each quarter consists of 90 days.

     (b) Dividends shall begin to accrue (but not compound) cumulatively on outstanding shares of the Series D Preferred Stock from the date of issue of such shares to and including the date on which the Redemption Price (as defined in Section F.8(a) of this Article FOURTH) of such shares is paid, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of such dividends. For purposes of this Section F.2 of this Article FOURTH, the date on which the Corporation initially issues any share of Series D Preferred Stock is its date of issuance, regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates that may be issued to evidence such share (whether by reason of transfer of such share or for any other reason). Accrued but unpaid dividends shall not bear interest and shall not accrue dividends. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated prorata on a share-by-share basis among all such shares at the time outstanding upon which dividends have accrued. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 50 days prior to the date fixed for the payment thereof.

     (c) So long as any shares of the Series D Preferred Stock are outstanding, the Corporation will not declare or pay any dividends on Junior Securities (other than dividends in respect of Common Stock payable in shares of Common Stock) or make, directly or indirectly, any other distribution of any sort in respect of Junior Securities, or any payment on account of the purchase or other acquisition of the Junior Securities, unless on the date of such declaration in the case of a dividend, or on such date of distribution or payment, in the case of such distribution or other payment (i) all accrued dividends on the Series D Preferred Stock for all past quarterly dividend periods in which dividends accrued have been paid in full and the full amount of accrued dividends for the then current quarterly-yearly dividend periods have been paid or declared and a sum sufficient for the payment thereof set apart, and (ii) after giving effect to such payment of dividends, other distributions, purchase or redemption, the aggregate capital of the Corporation applicable to all capital stock of the Corporation then outstanding, plus the earned and capital surplus of the Corporation shall exceed the aggregate amount payable on involuntary dissolution, liquidation or winding up of the Corporation on all shares of the Preferred Stock and all stock ranking prior to or on a parity with the Series D Preferred Stock as to dividends or assets outstanding after the payment of such dividends, other distributions, purchase or redemption. Dividends shall not be paid (in full or in part) or declared and set apart for payment (in full or in part) on any series of Preferred Stock (including the Series D Preferred Stock) for any dividend period unless all dividends, in the case dividends are being paid in full on the Series D Preferred Stock, or a ratable portion of all dividends, in the case dividends are not being paid in full on the Series D Preferred Stock, have been or are, contemporaneously, paid or declared and set apart for payment on all outstanding series of Preferred Stock entitled thereto for each dividend period terminating on the same or earlier date.

     3.  Voting Rights and Powers. The holders of the shares of Series D
         ------------------------
Preferred Stock shall have only the following voting rights:

     (a) Except as may otherwise be specifically required by law or otherwise provided herein, the holders of the shares of Series D Preferred Stock shall not have the right to vote such stock, directly or indirectly, at any meeting of the stockholders of the Corporation, and such shares of stock shall not be counted in determining the total number of outstanding shares to constitute a quorum at any meeting of stockholders;

     (b) In the event that, under the circumstances, the holders of the Series D Preferred Stock are required by law to vote upon any matter, the approval of such series shall be deemed to have been obtained only upon the affirmative vote of the holders of a majority of the shares of the Series D Preferred Stock then outstanding;

     (c) Except as set forth herein, or as otherwise provided by these Restated Articles of Incorporation or by law, holders of the Series D Preferred Stock shall have no special voting rights and their consent shall not be required for the taking of any corporate action.

     4.  Reacquired Shares. Any shares of Series D Preferred Stock purchased or
         -----------------
otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any certificates of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     5.  Liquidation, Dissolution or Winding Up. Upon any liquidation,
         --------------------------------------
dissolution or winding up of the Corporation, and after paying and providing for the payment of all creditors of the Corporation, the holders of shares of the Series D Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any "Junior Securities" (defined to be and mean the Common Stock and any other equity security of any kind which the Corporation at any time has issued, issues or is authorized to issue if the Series D Preferred Stock has priority over such securities as to dividends or upon liquidation, dissolution or winding up), to receive a liquidation preference in an amount in cash equal to $20.00 per share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Liquidation Value"), whether such liquidation is voluntary or involuntary and the holders of the Series D Preferred Stock shall not be entitled to any other or further distributions of the assets. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the net assets available for distribution shall be insufficient to permit payment to the holders of all outstanding shares of all series of Preferred Stock of the amount to which they respectively shall be entitled, then the assets of the Corporation to be distributed to such holders will be distributed ratably among them based upon the amounts payable on the shares of each such series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up, as the case may be, in proportion to the full preferential amounts, together with any and all arrearages to which they are respectively entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to holders of Junior Securities, including Common Stock, of the Corporation. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 20 nor more than 50 days prior to the payment date stated therein, to each record holder of Series D Preferred Stock. Neither the consolidation nor merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor a reduction in the capital stock of the Corporation, nor the purchase or redemption by the Corporation of any shares of its Preferred Stock or Common Stock or any other class of its stock will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section F.5.

     6.  Ranking. The Series D Preferred Stock shall rank on a parity as to
         -------
dividends and upon liquidation, dissolution or winding up with all other shares of Preferred Stock issued by the Corporation; provided, however, that the Corporation shall not issue any shares of Preferred Stock of any series which are superior to the Series D Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up of the Corporation as long as any shares of the Series D Preferred Stock are issued and outstanding, without the prior written consent of the holders of a majority of such shares of Series D Preferred Stock then outstanding voting separately as a class.

     7.  Redemption at the Option of the Holder. The shares of Series D
         --------------------------------------
Preferred Stock shall not be redeemable at the option of a holder of Series D Preferred Stock.

     8.  Redemption at the Option of the Corporation.
         -------------------------------------------

     (a) The Corporation shall have the right to redeem all or a portion of the Series D Preferred Stock issued and outstanding at any time and from time to time but only from and after June 1, 2001. The redemption price of the Series D Preferred Stock shall be an amount per share equal to the Liquidation Value (the "Redemption Price").

     (b) The Corporation may redeem all or a portion of any holder's shares of Series D Preferred Stock by giving such holder not less than 20 days nor more than 60 days notice thereof prior to the date on which the Corporation desires such shares to be redeemed, which date shall be a Business Day (the "Redemption Date"). Such notice shall be written and shall be hand delivered or mailed, postage prepaid, to the holder (the "Redemption Notice"). If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, postage prepaid, addressed to the holder of shares of Series D Preferred Stock at his address as it appears on the stock transfer records of the Corporation. The Redemption Notice shall state:

         (i) the total number of shares of Series D Preferred Stock held by such holder;

         (ii) the total number of shares of the holder's Series D Preferred Stock that the Corporation intends to redeem;

         (iii) the Redemption Date and the Redemption Price; and

         (iv) the place at which the holder(s) may obtain payment of the applicable

     Redemption Price upon surrender of the share certificate(s).

     (c) If fewer than all shares of the Series D Preferred Stock at any time outstanding shall be called for redemption, such shares shall be redeemed pro rata, by lot drawn or other manner deemed fair in the sole discretion of the Board of Directors to redeem one or more such shares without redeeming all such shares of Series D Preferred Stock. If such Redemption Notice shall have been so mailed, on or before the Redemption Date the Corporation may provide for payment of a sum sufficient to redeem the applicable number of shares of Series D Preferred Stock called for redemption either by (i) setting aside the sum required to be paid as the Redemption Price by the Corporation, separate and apart from its other funds, in trust for the account of the holder(s) of the shares of Series D Preferred Stock to be redeemed or (ii) depositing such sum in a bank or trust company (either located in the state where the principal executive office of the Corporation is maintained, such bank or trust company having a combined surplus of at least $20,000,000 according to its latest statement of condition, or such other bank or trust company as may be permitted hereby or by law) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay, on or after the Redemption Date, the applicable Redemption Price on surrender of certificates evidencing the share(s) of Series D Preferred Stock so called for redemption and, in either event, from and after the Redemption Date
(v) the share(s) of Series D Preferred Stock shall be deemed to be redeemed, (w) such setting aside or deposit shall be deemed to constitute full payment for such share (s), (x) such share(s) so redeemed shall no longer be deemed to be outstanding, (y) the holder(s) thereof shall cease to be stockholder of the Corporation with respect to such share(s), and (z) such holder(s) shall have no rights with respect thereto except the right to receive their proportionate share of the funds set aside pursuant hereto or deposited upon surrender of their respective certificates. Any interest on the funds so deposited shall be paid to the Corporation. Any and all such redemption deposits shall be irrevocable except to the following extent: any funds so deposited which shall not be required for the redemption of any shares of Series D Preferred Stock because of any prior sale or purchase by the Corporation other than through the redemption process, subsequent to the date of deposit but prior to the Redemption Date, shall be repaid to the Corporation forthwith and any balance of the funds so deposited and unclaimed by the holder(s) of any shares of Series D Preferred Stock entitled thereto at the expiration of one calendar year from the Redemption Date shall be repaid to the Corporation upon its request or demand therefor, and after any such repayment of the holder(s) of the share(s) so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. In addition to the redemption under this Section F.8, the Corporation may redeem or repurchase shares of the Series D Preferred Stock from any holder(s) thereof who consents in writing to any such consented redemption. All shares of Series D Preferred Stock redeemed shall be canceled and retired and no shares shall be issued in place thereof, but such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

     (d) On or before the Redemption Date, the holder who shall redeem such Series D Preferred Stock hereunder shall surrender the certificate or certificates representing such shares to the Corporation by mail, courier or personal delivery at the Corporation's principal executive office or other location so designated in the Redemption Notice, and upon the Redemption Date the Redemption Price shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event fewer than all of the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares.

     (e) If the Redemption Notice is not withdrawn prior to one Business Day before the Redemption Date, and if on or prior to the Redemption Date the Redemption Price is either paid or made available for payment, then notwithstanding that the certificates evidencing any of the shares of the Series D Preferred Stock so called for redemption have not been surrendered, (i) all rights with respect to such shares shall forthwith after the Redemption Date cease and terminate, to the full extent permitted by applicable law, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor, and (ii) to the full extent permitted by applicable law, such shares shall no longer be deemed outstanding for any purpose.

     9.  Sinking Fund.  The Corporation shall not be required to maintain any
         ------------
so-called "sinking fund" for the retirement on any basis of the Series D Preferred Stock.

     10. Transfer Restrictions. Pursuant to the Merger (as defined in Section
         ---------------------
C.10 of this Article FOURTH), shareholders of ART will exchange their ART stock for stock of the Corporation in a transaction intended to be treated for federal income tax purposes as a transaction described in Section 351 of the Code. ART is a partner in certain partnerships with unitholders whose Units are currently exchangeable for ART preferred stock and after the Merger will be exchangeable for Series D Preferred Stock. Holders of shares of Series D Preferred Stock who acquired such stock (i) pursuant to the Merger or (ii) within six months after the effective date of the Merger as a result of an exchange of one or more Units for such shares of stock of the Corporation, may not sell, transfer or otherwise dispose of such shares prior to the second anniversary of the Merger, and any attempt to effect such sale, transfer or disposition will be void initio, unless (i) the transferor obtains the express written consent of the Corporation to effect such transfer, (ii) both the transferor and the transferee represent to the Corporation that there were no discussions prior to the Merger concerning the proposed transfer and there was no binding commitment or agreement (whether written or oral) prior to the Merger to effect such transfer, (iii) the transferor represents that, at the time of the Merger, it had no plan or intention to sell, transfer or otherwise dispose of the Series D Preferred Stock it received pursuant to the Merger or upon an exchange of Units and (iv) the transferor delivers to the Corporation an opinion of a reputable tax counsel, acceptable to the Corporation, that such transfer will not have an adverse impact on the ability of the Merger to be treated as part of a transaction that satisfies the requirements of Section 351 of the Code.

     11. Fractional Shares. The Series D Preferred Stock may be issued in
         -----------------
fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of shares of Series D Preferred Stock.

     12. Notice. Any notice or request made to the Corporation in connection
         ------
with the Series D Preferred Stock shall be given, and shall conclusively be deemed to have been given and received three Business Days following deposit thereof in writing, in the U.S. mails, certified mail, return receipt requested, duly stamped and addressed to the Corporation, to the attention of its General Counsel, at its principal executive offices (which shall be deemed by the address most recently provided to the SEC at its principal executive offices for so long as the Corporation is required to file reports with the SEC).

G.   Series E Preferred Stock.
     ------------------------

     1.  Designation and Amount. The shares of such series shall be designated
         ----------------------
as "Series E Cumulative Preferred Stock" (the "Series E Preferred Stock") and each share of the Series E Preferred Stock shall have a par value of $2.00 per share and a preference on liquidation as specified in Section G.5 of this Article FOURTH. The number of shares constituting the Series E Preferred Stock shall be 500,000. Such number of shares may be increased or decreased by the Board of Directors by filing articles of amendment as provided in the NRS; provided, that no decrease shall reduce the number of shares of Series E Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants.

     2.  Dividends and Distributions.
         ---------------------------

     (a) The holders of shares of Series E Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors and to the extent permitted under the NRS, out of funds legally available for the purpose and in preference to and with priority over dividends upon all Junior Securities (as defined in Section G.5 of this Article FOURTH), quarterly cumulative dividends payable in arrears in cash on the first day of each calendar quarter (or if such day is not a Business Day (as defined in Section G.8(b) of this Article FOURTH) on the next following Business Day) (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly
Dividend Payment Date after the first issuance of a share or a fraction of a share of Series E Preferred Stock, in an amount per share (rounded to the next highest cent) equal to 6.0% per annum of the Liquidation Value (as defined in Section G.5 of this Article FOURTH, but excluding from such Liquidation Value any accrued and unpaid dividends and distributions thereon), assuming each year consists of 360 days and each quarter consists of 90 days.

     (b) Dividends shall begin to accrue (but not compound) cumulatively on outstanding shares of the Series E Preferred Stock from the date of issuance of such shares to and including the date on which the Redemption Price (as defined in Section G.8(a) of this Article FOURTH) of such shares is paid, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of such dividends. For purposes of this Section G.2, the date on which the Corporation has issued any share of Series E Preferred Stock is its date of issuance, regardless of the number of times a transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates that may be issued to evidence such shares (whether by reason of transfer of such share or for any other reason). Dividends paid on the shares of Series E Preferred Stock in an amount less than the total amount of dividends at the time accrued and payable on such shares shall be allocated among the holders of such shares in proportion to their respective Unpaid Accrual Amounts, where for this purpose the "Unpaid Accrual Amount" of a holder of shares of Series E Preferred Stock at any time equals the total of accrued unpaid dividends on all such shares held by such holder. The Board of Directors may fix a record date for the determination of holders of shares of Series E Preferred Stock entitled to receive payment of a dividend or distribution declared thereon other than a quarterly dividend paid on the Quarterly Dividend Payment Date immediately after such dividend accrued, which record date shall be not more than 50 days prior to the date fixed for the payment thereof.

     (c) So long as any shares of the Series E Preferred Stock are outstanding, the Corporation will not make, directly or indirectly, any distribution (as such term is defined in the NRS) in respect of Junior Securities unless on the date specified for measuring distributions, (i) all accrued dividends on the Series E Preferred Stock for all past quarterly dividend periods have been paid in full and the full amount of accrued dividends for the then current quarterly dividend period has been paid or declared and a sum sufficient for the payment thereof set apart and (ii) after giving effect to such distribution (x) the Corporation would not be rendered unable to pay its debts as they become due in the usual course of business and (y) the Corporation's total assets would not be less than the sum of its total liabilities plus the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of the Series E Preferred Stock as provided in these Restated Articles of Incorporation. Dividends shall not be paid (in full or in part) or declared and set apart for payment (in full or in part) on any series of Preferred Stock (including the Series E Preferred Stock) for any dividend period unless all dividends, in the case dividends are being paid in full on the Series E Preferred Stock, or a ratable portion of all dividends (i.e., so that the amount paid on each share of each series of Preferred Stock as a percentage of total accrued and unpaid dividends for all periods with respect to each such share is equal), in the case dividends are not being paid in full on the Series E Preferred Stock, have been or are, contemporaneously, paid and declared and set apart for payment on all outstanding series of Preferred Stock (including the Series E Preferred Stock) entitled thereto for each dividend period terminating on the same or earlier date. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series E Preferred Stock, such payment will be distributed ratably among the then holders of Series E Preferred Stock so that an equal amount is paid with respect to each outstanding share.

     3.  Voting Rights and Powers. The holders of shares of Series E Preferred
         ------------------------
Stock shall have only the following voting rights:

     (a) Except as may otherwise be specifically required by or otherwise provided for herein, the holders of the shares of Series E Preferred Stock shall not have the right to vote such stock, directly or indirectly, at any meeting of the stockholders of the Corporation, and such shares of stock shall not be counted in determining the total number of outstanding shares to constitute a quorum at any meeting of stockholders;

     (b) In the event that, under the circumstances, the holders of the Series E Preferred Stock are required by law to vote upon any matter, the approval of such series shall be deemed to have been obtained only upon the affirmative vote of the holders of a majority of the shares of the Series E Preferred Stock then outstanding;

     (c) Except as set forth herein, or as otherwise provided by these Restated Articles of Incorporation or by law, holders of the Series E Preferred Stock shall have no voting rights and their consent shall not be required for the taking of any corporate action.

     4.  Reacquired Shares. Any shares of Series E Preferred Stock purchased or
         -----------------
otherwise acquired by the Corporation in any manner whatsoever shall no longer be deemed to be outstanding and all rights with respect to such shares of stock, including the right, if any, to receive notices and to vote, shall forthwith cease. All shares of Series E Preferred Stock obtained by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any certificates of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     5.  Liquidation, Dissolution or Winding Up. Upon any liquidation,
         --------------------------------------
dissolution or winding up of the Corporation, and after paying and providing for the payment of all creditors of the Corporation, the holders of shares of the Series E Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any "Junior Securities" (defined to be and mean the Common Stock and any other equity security of any kind which the Corporation at any time has issued, issues or is authorized to issue if the Series E Preferred Stock has priority over such securities as to dividends or upon liquidation, dissolution or winding up), to receive a liquidation preference in an amount in cash equal to $10.00 per share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Liquidation Value"), whether such liquidation is voluntary or involuntary and the holders of the Series E Preferred Stock shall not be entitled to any other or further distributions of the assets. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the net assets available for distribution shall be insufficient to permit payment to the holders of all outstanding shares of all series of Preferred Stock of the amount to which they respectively shall be entitled, then the assets of the Corporation to be distributed to such holders will be distributed ratably among them based upon the amounts payable on the shares of each such series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up, as the case may be, in proportion to the full preferential amounts, together with any and all arrearages to which they are respectively entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to holders of Junior Securities, including Common Stock, of the Corporation. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 20 nor more than 50 days prior to the payment date stated therein, to each record holder of Series E Preferred Stock. Neither the consolidation nor merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of less than all or substantially all of its assets, nor a reduction in the capital stock of the Corporation, nor the purchase or redemption by the Corporation of any shares of its Preferred Stock or Common Stock or any other class of its stock will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section G.5.

     6.  Ranking. The Series E Preferred Stock shall rank on a parity as to
         -------
dividends and upon liquidation, dissolution or winding up with all other shares of Preferred Stock issued by the Corporation. The Corporation shall not issue any shares of Preferred Stock of any series which are superior to the Series E Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up of the Corporation as long as any shares of the Series E Preferred Stock are issued and outstanding, without the prior written consent of the holders of a majority of such shares of Series E Preferred Stock then outstanding voting separately as a class.

     7.  Redemption at the Option of the Holder. The shares of Series E
         --------------------------------------
Preferred Stock shall not be redeemable at the option of a holder of Series E Preferred Stock.

     8.  Redemption at the Option of the Corporation.
         -------------------------------------------

     (a) The Corporation shall have the right to redeem all or a portion of the Series E Preferred Stock issued and outstanding at any time and from time to time. The redemption price of the Series E Preferred Stock shall be an amount per share equal to the Liquidation Value (the "Redemption Price").

     (b) The Corporation may redeem all or a portion of any holder's shares of Series E Preferred Stock by giving such holder not less than 20 days nor more than 30 days notice thereof prior to the date on which the Corporation desires such shares to be redeemed, which date shall be a Business Day (the "Redemption Date"). Such notice shall be written and shall be hand delivered or mailed, postage prepaid, to the holder (the "Redemption Notice"). If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, postage prepaid, addressed to the holder of shares of Series E Preferred Stock at his address as it appears on the stock transfer records of the Corporation. The Redemption Notice shall state:

         (i) the total number of shares of Series E Preferred Stock held by such holder;

         (ii) the total number of shares of the holder's Series E Preferred Stock that the Corporation intends to redeem;

         (iii) the Redemption Date and the Redemption Price; and

         (iv) the place at which the holder(s) may obtain payment of the applicable Redemption Price upon surrender of the share certificate(s).

     (c) If fewer than all shares of the Series E Preferred Stock at any time outstanding shall be called for redemption, such shares shall be redeemed pro rata, by lot drawn or other manner deemed fair in the sole discretion of the Board of Directors to redeem one or more such shares without redeeming all such shares of Series E Preferred Stock. If such Redemption Notice shall have been so mailed, on or before the Redemption Date the Corporation may provide for payment of a sum sufficient to redeem the applicable number of shares of Series E Preferred Stock subject to redemption either by (i) setting aside the sum required to be paid as the Redemption Price by the Corporation, separate and apart from its other funds, in trust for the account of the holder(s) of the shares of Series E Preferred Stock to be redeemed or (ii) depositing such sum in a bank or trust company (either located in the state where the principal executive office of the Corporation is maintained, such bank or trust company having a combined surplus of at least $20,000,000 according to its latest statement of condition, or such other bank or trust company as may be permitted hereby or by law) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay, on or after the Redemption Date, the applicable Redemption Price on surrender of certificates evidencing the share(s) of Series E Preferred Stock so called for redemption and, in either event, from and after the Redemption Date
(v) the share(s) of Series E Preferred Stock shall be deemed to be redeemed, (w) such setting aside or deposit shall be deemed to constitute full payment for such shares(s), (x) such share(s) so redeemed shall no longer be deemed to be outstanding, (y) the holder(s) thereof shall cease to be a stockholder of the Corporation with respect to such share(s), and (z) such holder(s) shall have no rights with respect thereto except the right to receive the Redemption Price for the applicable shares. Any interest on the funds so deposited shall be paid to the Corporation. Any and all such redemption deposits shall be irrevocable except to the following extent: any funds so deposited which shall not be required for the redemption of any shares of Series E Preferred Stock because of any prior sale or purchase by the Corporation other than through the redemption process, subsequent to the date of deposit but prior to the Redemption Date, shall be repaid to the Corporation forthwith and any balance of the funds so deposited and unclaimed by the holder(s) of any shares of Series E Preferred Stock entitled thereto at the expiration of one calendar year from the Redemption Date shall be repaid to the Corporation upon its request or demand therefor, and after any such repayment of the holder(s) of the share(s) so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. All shares of Series E Preferred Stock redeemed shall be canceled and retired and no shares shall be issued in place thereof, but such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

     (d) On or before the Redemption Date, the holder whose shall redeem such Series E Preferred Stock hereunder shall surrender the certificate or certificates representing such shares, duly endorsed or assigned (unless such endorsement or assignment be waived by the Corporation), to the Corporation by mail, courier or personal delivery at the Corporation's principal executive office or other location so designated in the Redemption Notice, and upon the Redemption Date the Redemption Price shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event fewer than all of the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares.

     (e) If the Redemption Notice is not withdrawn prior to one Business Day before the Redemption Date, and if on or prior to the Redemption Date the Redemption Price is either paid or made available for payment, then notwithstanding that the certificates evidencing any of the shares of the Series E Preferred Stock so called for redemption have not been surrendered, (i) all rights with respect to such shares shall forthwith after the Redemption Date cease and terminate, to the full extent permitted by applicable law, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor, and (ii) to the full extent permitted by applicable law, such shares shall no longer be deemed outstanding for any purpose.

     9.  Sinking Fund.  The Corporation shall not be required to maintain any
         ------------
so-called "sinking fund" for the retirement on any basis of the Series E Preferred Stock.

     10. Transfer Restrictions. Pursuant to the Merger (as defined in Section C.
         ---------------------
10 of this Article FOURTH), shareholders of ART will exchange their ART stock for stock of the Corporation in a transaction intended to be treated for federal income tax purposes as a transaction described in Section 351 of the Code. Holders of shares of Series E Preferred Stock who acquired such stock pursuant to the Merger may not sell, transfer or otherwise dispose of such shares prior to the second anniversary of the Merger, and any attempt to effect such sale, transfer or disposition will be void initio, unless (i) the transferor obtains the express written consent of the Corporation to effect such transfer, (ii) both the transferor and the transferee represent to the Corporation that there were no discussions prior to the Merger concerning the proposed transfer and there was no binding commitment or agreement (whether written or oral) prior to the Merger to effect such transfer, (iii) the transferor represents that, at the time of the Merger, it had no plan or intention to sell, transfer or otherwise dispose of the Series E Preferred Stock it received pursuant to the Merger and
(iv) the transferor delivers to the Corporation an opinion of a reputable tax counsel, acceptable to the Corporation, that such transfer will not have an adverse impact on the ability of the Merger to be treated as part of a transaction that satisfies the requirements of Section 351 of the Code.

     11. Fractional Shares. The Series E Preferred Stock may be issued in
         -----------------
fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of shares of Series E Preferred Stock.

     12. Notice. Any notice or request made to the Corporation in connection
         ------
with the Series E Preferred Stock shall be given, and shall conclusively be deemed to have been given and received three Business Days following deposit thereof in writing, in the U.S. mails, certified mail, return receipt requested, duly stamped and addressed to the Corporation, to the attention of its General Counsel, at its principal executive offices (which shall be deemed to be the address most recently provided to the SEC as its principal executive offices for so long as the Corporation is required to file reports with the SEC).

H.   Voting.
     ------

     Except as otherwise specifically required by law or as specifically provided in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock, the exclusive voting power of the Corporation shall be vested in the Common Stock. Except as otherwise provided in these Restated Articles of Incorporation, each share of Common Stock shall entitle the holder thereof to one vote at all meetings of the stockholders of the Corporation.

I.   Debts and Liabilities.
     ---------------------

     The capital stock of the Corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor for any other purpose, and no stock issued as fully paid up shall ever be assessable or assessed, and these Restated Articles of Incorporation shall not be amended in this particular.

     FIFTH: The business and affairs of the Corporation shall be managed by or
     -----
under the direction of the Board of Directors, which shall consist of not fewer than 3 nor more than 12 directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

     A director shall hold office until the annual meeting for the year in which such director's term expires and until such director's successor shall be elected, subject, however, to prior death, resignation, retirement or removal from office. Except as provided by applicable law, any vacancy in the Board of Directors shall be filled by a majority of the directors then in office or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of such director's predecessor.

     Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Restated Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article FOURTH hereof applicable thereto.

     SIXTH: In furtherance and not in limitation of the powers conferred by
     -----
statute, the Board of Directors is expressly authorized to make, adopt, alter, amend, change or repeal the By-Laws of the Corporation. The stockholders of the Corporation may make, adopt, alter, amend, change or repeal the By-Laws of the Corporation upon the affirmative vote of not less than 51% of the outstanding stock of the Corporation entitled to vote thereon. In addition to the powers and authority expressly conferred upon them herein or by statute, the directors of the Corporation are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to applicable provisions of the NRS, these Restated Articles of Incorporation and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders or otherwise shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

     SEVENTH: A. A director of the Corporation shall not be personally liable to
     -------
the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except that this Section A of Article SEVENTH shall not eliminate or limit a director's liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or
(ii) for the payment of dividends in violation of NRS 78.300. If the NRS is amended after the date these Restated Articles of Incorporation became effective under the NRS to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

     Any repeal or modification of this Section A of Article SEVENTH shall not increase the personal liability of any director of the Corporation for any act or occurrence taking place prior to such repeal or modification, or otherwise adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     The provisions of this Section A of Article SEVENTH shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director which has not been eliminated by the provisions of this Section A of Article SEVENTH.

     B. The Corporation shall indemnify to the fullest extent authorized or permitted by law (as now or hereafter in effect) and shall advance expenses, to the fullest extent authorized or permitted by law (as now or hereinafter in effect), to any person made or threatened to be made a party or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or by reason of the fact that such person, at the request of the

Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment to or repeal of this Section B of Article SEVENTH shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

     C. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS. The Board of Directors, without the approval of the stockholders of the Corporation, may also create a trust fund, grant a security interest or use other means (including, but not limited to, letters of credit, surety bonds or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

     EIGHTH: The Corporation expressly elects not to be governed by the Nevada
     ------
"Corporate Combinations Law" contained in NRS 78.411 to 78.444, inclusive, and the Nevada "Control Shares Statute" contained in NRS 78.378-78.3792.

     NINTH: Any director of the Corporation may be removed from office at any
     -----
time, with or without cause, by the affirmative vote of the holders of not less than two-thirds (2/3) of the outstanding stock of the Corporation then entitled to vote for the election of such director. For purposes of this Article NINTH, the term "cause" shall mean willful misconduct by a director which is materially injurious to the Corporation.

     TENTH: Subject to Article ELEVENTH and applicable law, the Board of
     -----
Directors may authorize the Corporation to enter into and perform one or more agreements with any person whereby, subject to the supervision and control of the Board of Directors, any such person shall render or make available to the Corporation managerial, investment, advisory or related services, office space and other services and facilities, including, if deemed advisable by the Board of Directors, the management or supervision of the investments or the day-to-day operations of the Corporation (any such person being referred to herein as an "Advisor"), upon such terms and conditions as may be provided in such agreement or agreements, including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation.

     ELEVENTH: The Corporation shall not, directly or indirectly, contract or
     --------
engage in any transaction with (a) any director, officer or employee of the Corporation, (b) any director, officer or employee of any Advisor, (c) any Advisor or (d) any Affiliate or Associate (as such terms are defined below) of the Corporation or of any person identified in the foregoing clauses (a) through (c), unless the material facts as to the relationship among or financial interest of the relevant individuals or persons and as to the contract or transaction are disclosed or are known to the Board of Directors or committee thereof, as the case may be, and the Board of Directors or committee thereof, as the case may be, determines that such contract or transaction is fair as to the Corporation and simultaneously authorizes or ratifies such contract or transaction by the affirmative vote of a majority of independent directors (as hereinafter defined) entitled to vote thereon. For purposes of this Article ELEVENTH, a director of the Corporation shall be deemed "independent" if such director is neither an officer nor an employee of the Corporation nor a director, officer or employee of any Advisor.

     The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on the date these Restated Articles of Incorporation became effective under the NRS (the term "registrant" in such Rule meaning in this case the Corporation)

     TWELFTH: Meetings of stockholders may be held within or without the State
     -------
of Nevada as the By-Laws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the corporation.

     THIRTEENTH:  Whenever a compromise or arrangement is proposed between this
     ----------
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of NRS 78.635 or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of NRS 78.600 order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     FOURTEENTH:  Except as provided in Article FOURTH, the stockholders of the
     ----------
Corporation may make, adopt, alter, amend, change or repeal these Restated Articles of Incorporation upon the affirmative vote of not less than 51% of the outstanding stock of the Corporation entitled to vote thereon. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Restated Articles of Incorporation, or any amendment hereof, in the manner now or hereafter prescribed by the laws of the State of Nevada and these Restated Articles of Incorporation, and all rights and powers conferred herein on stockholders, directors and officers are subject to such reservation.

     If any provision of these Restated Articles of Incorporation is determined to be invalid, void, illegal or unenforceable, the remaining provisions of these Restated Articles of Incorporation shall continue to be valid and enforceable and shall in no way be affected, impaired or invalidated.

     IN WITNESS WHEREOF, I have executed these Restated Articles of Incorporation this 31st day of July, 2000.


                                 /s/ Robert A. Waldman
                              ----------------------------------
                              Robert A. Waldman, Secretary